Exhibit 4.6.2

                                                             EXECUTION VERSION


                           Dated 19 September, 2006








                           GRANITE MASTER ISSUER PLC
                               as Master Issuer



                                    - and -




                             THE BANK OF NEW YORK
                                as Note Trustee






                  ------------------------------------------

                    SEVENTH SUPPLEMENTAL ISSUER TRUST DEED

                  ------------------------------------------



                                 SIDLEY AUSTIN
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937
                           REF: 30507-30140/1319360

                                   CONTENTS

1.     Definitions and Interpretations........................................2

2.     Closing Date...........................................................3

3.     Amount, Form and Status................................................3

4.     Covenant to Repay......................................................4

5.     Counterparts...........................................................6

6.     Amendments to Principal Issuer Trust Deed..............................6

SCHEDULE 1 FORM OF US GLOBAL NOTE CERTIFICATE FOR THE SERIES 2006-3 NOTES.....7

SCHEDULE 2 FORM OF REG S GLOBAL NOTE CERTIFICATE FOR THE SERIES
           2006-3 NOTES......................................................14

SCHEDULE 3 TERMS AND CONDITIONS OF THE SERIES 2006-3 NOTES...................22

THIS SEVENTH SUPPLEMENTAL ISSUER TRUST DEED is made on 19 September, 2006

BETWEEN:

(1) GRANITE MASTER ISSUER plc, (registered number 5250668) a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX, as Master Issuer or Issuing Entity; and

(2) THE BANK OF NEW YORK, a New York banking corporation acting through its London branch at 48th Floor, One Canada Square, Canary Wharf, London E14 5AL in its capacity as Note Trustee.

WHEREAS:

(A) The Seventh Supplemental Issuer Trust Deed is supplemental to the Issuer Trust Deed dated 19 January, 2005 (the "Principal Issuer Trust Deed"), the first supplemental Issuer Trust Deed dated 26 January, 2005 (the "First Supplemental Issuer Trust Deed"), the second supplemental Issuer Trust Deed dated 25 May, 2005 (the "Second Supplemental Issuer Trust Deed"), the third supplemental Issuer Trust Deed dated 31 August, 2005 (the "Third Supplemental Issuer Trust Deed"), the fourth supplemental Issuer Trust Deed dated 21 September, 2005 (the "Fourth Supplemental Issuer Trust Deed"), the fifth supplemental Issuer Trust Deed dated 25 January, 2006 (the "Fifth Supplemental Issuer Trust Deed") and the sixth supplemental Issuer Trust Deed dated 24 May, 2006 (the "Sixth Supplemental Issuer Trust Deed") all between the Master Issuer and the Note Trustee.

(B) The Principal Issuer Trust Deed was made between the parties hereto for the purposes of constituting the Issuer Notes to be issued by the Master Issuer, from time to time, up to a maximum nominal amount of (pound)20,000,000,000 (subject to adjustment in accordance with the terms of the Programme Agreement).

(C) The First Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed and constitute the Series 2005-1 Notes.

(D) The Second Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed and the First Supplemental Issuer Trust Deed and constitute the Series 2005-2 Notes.

(E) The Third Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed and the Second Supplemental Issuer Trust Deed and constitute the Series 2005-3 Notes.

(F) The Fourth Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed and the Third Supplemental Issuer Trust Deed and constitute the Series 2005-4 Notes.

(G) The Fifth Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed and the Fourth Supplemental Issuer Trust Deed and constitute the Series 2006-1 Notes.

(H) The Sixth Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed and the Fifth Supplemental Issuer Trust Deed and constitute the Series 2006-2 Notes.

(I) The Master Issuer has, pursuant to a resolution of its board of directors passed on 15 September, 2006, duly authorised the issue by the Master Issuer of the Series 2006-3 Notes.

(J) The parties hereto wish to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed, the Fifth Supplemental Issuer Trust Deed and the Sixth Supplemental Issuer Trust Deed as of the date hereof in order to constitute the Series 2006-3 Notes on the terms set out in this Seventh Supplemental Issuer Trust Deed.

NOW THIS SEVENTH SUPPLEMENTAL ISSUER TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:

1.    Definitions and Interpretations

1.1   The provisions of:

      (a) the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January, 2005, and

      (b) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January, 2005,

      (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Seventh Supplemental Issuer Trust Deed. This Seventh Supplemental Issuer Trust Deed shall prevail to the extent that it conflicts with the Programme Master Definitions Schedule and/or the Issuer Master Definitions Schedule. The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Programme Master Definitions Schedule.

1.2   In this Seventh Supplemental Issuer Trust Deed:

      "Series 2006-3 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 15 September, 2006;

      "Series 2006-2 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 18 May, 2006;

      "Series 2006-1 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 20 January, 2006;

      "Series 2005-4 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 15 September, 2005;

      "Series 2005-3 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 26 August, 2005;

      "Series 2005-2 Notes" means the Issuer Notes, the specific details of which are contained in the Pricing Supplement signed by the Master Issuer and dated 23 May, 2005; and

      "Series 2005-1 Notes" means the Issuer Notes, the specific details of which are contained in the Pricing Supplement signed by the Master Issuer and dated 21 January, 2005.

2.    Closing Date

2.1 The parties hereto agree that the terms and conditions of this Seventh Supplemental Issuer Trust Deed shall automatically take effect on 19 September, 2006, and from such date the provisions of the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed, the Fifth Supplemental Issuer Trust Deed and the Sixth Supplemental Issuer Trust Deed shall henceforth be read and construed as one document.

2.2 A memorandum of this Seventh Supplemental Issuer Trust Deed will be endorsed by the Note Trustee on the executed copy of the Principal Issuer Trust Deed held by the Note Trustee and by the Master Issuer on its duplicate copy of the Principal Issuer Trust Deed, in accordance with the provisions of Clause 2.1 of the Principal Issuer Trust Deed.

3.    Amount, Form and Status

3.1 The Series 2006-3 Notes are constituted by and in accordance with the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed, the Fifth Supplemental Issuer Trust Deed, the Sixth Supplemental Issuer Trust Deed and this Seventh Supplemental Issuer Trust Deed in the following aggregate principal amounts:

      (a)   Series 2006-3 Class A1 Notes - $1,000,000,000;

      (b)   Series 2006-3 Class A2 Notes - (euro)830,000,000;

      (c)   Series 2006-3 Class A3 Notes - $1,800,000,000;

      (d)   Series 2006-3 Class A4 Notes - $1,000,000,000;

      (e)   Series 2006-3 Class A5 Notes - (euro)1,250,000,000;

      (f)   Series 2006-3 Class A6 Notes - (pound)700,000,000;

      (g)   Series 2006-3 Class A7 Notes - $1,750,000,000;

      (h)   Series 2006-3 Class B1 Notes - $70,000,000;

      (i)   Series 2006-3 Class B2 Notes - $182,000,000;

      (j)   Series 2006-3 Class B3 Notes - (euro)30,000,000;

      (k)   Series 2006-3 Class M1 Notes - $90,000,000;

      (l)   Series 2006-3 Class M2 Notes - $100,000,000;

      (m)   Series 2006-3 Class M3 Notes - (euro)47,000,000;

      (n)   Series 2006-3 Class M4 Notes - (pound)10,000,000;

      (o)   Series 2006-3 Class C2 Notes - $60,000,000; and

      (p)   Series 2006-3 Class C3 Notes - (euro)137,000,000.

      Each Series and Class of the Series 2006-3 Notes shall be in registered form.

3.2 The Series 2006-3 Notes shall be secured by the security constituted by the Issuer Deed of Charge.

3.3 Each Series and Class of the Series 2006-3 Notes that are US Notes shall be represented by a US Global Note Certificate. Each Series and Class of the Series 2006-3 Notes that are Reg S Notes shall be represented by a Reg S Global Note Certificate. Each Global Note Certificate shall be exchangeable in accordance with its provisions for Individual Note Certificates.

4.    Covenant to Repay

4.1 The Master Issuer covenants with the Note Trustee that it will, in accordance with these presents, on the due date for the final maturity of each Series and Class of the Series 2006-3 Notes, or on such earlier date as the same or any part thereof may become due and repayable thereunder, in accordance with the Issuer Conditions, pay or procure to be paid unconditionally to or to the order of the Note Trustee in the Specified Currency, in immediately available funds or same day funds, as applicable, the principal amount of such Series and Class of the Series 2006-3 Notes, repayable on that date. The Master Issuer shall in the meantime and until all such payments (both before and after any judgment or other order of a court of competent jurisdiction) are duly made (subject to the provisions of the Issuer Conditions), pay or procure to be paid unconditionally to or to the order of the Note Trustee as aforesaid, interest (which shall accrue from day to day) on the Principal Amount Outstanding of such Series and Class of the Series 2006-3 Notes, at rates and/or in amounts set out in or (as the case may be) calculated from time to time in accordance with, or specified in, and on the dates provided for in the Issuer Conditions (subject to Clause 2.6 (Interest following Default) of the Principal Issuer Trust Deed), provided that;

      (a) every payment of principal or interest in respect of any Series and Class of the Series 2006-3 Notes, made to or to the account of the Principal Paying Agent in the manner provided in the Issuer Paying Agent and Agent Bank Agreement, shall satisfy the obligations of the Master Issuer under this Clause 4.1 (Covenant to Repay), in respect of such Issuer Notes except to the extent that there is default in the subsequent payment thereof to the Noteholders in accordance with the Issuer Conditions;

      (b) if any payment of principal in respect of any Series and Class of the Series 2006-3 Notes is made after the due date, interest shall continue to accrue on the principal amount of such Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid up to and including the date which the Note Trustee determines to be the date on and after which payment is to be made in respect thereof as stated in a notice given to the holders of such Issuer Notes (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Note Trustee or the Principal Paying Agent);

      (c) in any case where payment of the whole or any part of the principal amount of any Series 2006-3 Note is improperly withheld or refused upon due presentation thereof (if so provided in the Issuer Paying Agent and Agent Bank Agreement), interest shall accrue on the whole, or such part of such principal amount of such Issuer Note which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction), at the rates aforesaid, from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Issuer Note, such principal amount due (including interest as aforesaid) is paid to the Noteholders or (if earlier) the seventh day after notice is given to the Noteholders in accordance with the Issuer Conditions that the full amount (including interest as aforesaid) payable in respect of the principal amount is available for payment, provided that, upon further due presentation thereof (if so provided in the Issuer Paying Agent and Agent Bank Agreement), such payment is in fact made; and

      (d)   notwithstanding any other provision of these presents, pursuant to
            Section 316(b) of the Trust Indenture Act, the right of any Noteholder to receive payment of principal and interest on any Series and Class of the Series 2006-3 Notes, on or after the respective due dates expressed for such Issuer Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder.

5.    Counterparts

      The provisions of Clause 20.1 (Counterparts) of the Principal Issuer Trust Deed shall apply to this Seventh Supplemental Issuer Trust Deed mutatis mutandis as if set out in full herein.

6.    Amendments to Principal Issuer Trust Deed

6.1 In respect of each Series and Class of the Series 2006-3 Notes that are US Notes, the form of Global Note Certificate set out in Schedule 1 to the Principal Trust Deed shall be replaced with the form of US Global Note Certificate set out in Schedule 1 hereto.

6.2 In respect of each Series and Class of the Series 2006-3 Notes that are Reg S Notes, the form of Global Note Certificate set out in Schedule 1 to the Principal Trust Deed shall be replaced with the form of Reg S Global Note Certificate set out in Schedule 2 hereto.

6.3   Issuer Conditions

      In respect of the Series 2006-3 Notes, the Terms and Conditions set out in Schedule 3 to the Principal Issuer Trust Deed shall be replaced with the Terms and Conditions set out in Schedule 3 hereto.

                                EXECUTION PAGE

IN WITNESS WHEREOF this Seventh Supplemental Issuer Trust Deed has been executed as a deed and delivered by the parties hereto on the day and year first above written.


as Master Issuer
EXECUTED AND DELIVERED AS A DEED             )
by                                           )
GRANITE MASTER ISSUER PLC                    )
acting by two directors                      )

/s/ Ian Bowden
-------------------------
for and on behalf of
LDC Securitisation Director No. 1 Limited
Director

Name: Ian Bowden

/s/ S Tyson
-------------------------
for and on behalf of
LDC Securitisation Director No. 2 Limited
Director

Name: Sharon Tyson




as Note Trustee
EXECUTED AND DELIVERED AS A DEED             )
by                                           )
THE BANK OF NEW YORK                         )
by its duly authorised signatory             )
/s/ H Kim
-------------------------------


Name: Helen Kim


in the presence of:
                                       Signature      /S/ L Sim
                                                      ------------------------
                                                      Witness
                                       Full name  Lisa Sim
                                       Occupation Trust Associate
                                       Address    One Canada Square
                                                  London E14 5AL

                                  SCHEDULE 1
        FORM OF US GLOBAL NOTE CERTIFICATE FOR THE SERIES 2006-3 NOTES

                           GRANITE MASTER ISSUER PLC
              (Incorporated with limited liability in England and
                    Wales with registered number 5250668)

       SERIES 2006-3 CLASS [A1] [A3] [A4] [A7] [B1] [B2] [M1] [M2] [C2]
                            GLOBAL NOTE CERTIFICATE

                                 representing
                  US$[Initial Principal Amount] Series 2006-3
  Class [A1] [A3] [A4] [A7] [B1] [B2] [M1] [M2] [C2] Notes due [2030]/[2054]


1.    Introduction

      This Global Note Certificate is issued in respect of the US$[Initial Principal Amount] Series 2006-3 Class [A1] [A3] [A4] [A7] [B1] [B2] [M1] [M2] [C2] Notes due [2030]/[2054] (the "Notes") of Granite Master Issuer plc (the "Master Issuer") limited to the aggregate principal amount of

                [Initial Principal Amount - words and figures]

      The Notes are constituted by the Seventh Supplemental Issuer Trust Deed dated 19 September, 2006, are subject to, and have the benefit of, a trust deed dated 19 January, 2005 (as amended or supplemented from time to time, the "Issuer Trust Deed") between the Master Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated 19 January, 2005 (as amended or supplemented from time to time, the "Issuer Paying Agent and Agent Bank Agreement") between the Master Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Issuer Conditions (or to any particular numbered Condition) shall be to the Issuer Conditions (or that particular one of them) set out in Schedule 3 to the Issuer Trust Deed as supplemented and modified by the Final Terms applicable to the Notes (the "Final Terms"), attached hereto. In the event of any conflict between the Issuer Conditions and the information in the Final Terms, the Final Terms will prevail.

3.    Registered Holder

      This is to certify that:

                                  CEDE & CO.

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of

                [Initial Principal Amount - words and figures]

      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Global Note Certificate and the Issuer Conditions, the Master Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [Initial Principal Amount] on the Final Maturity Date (or on such earlier date as such principal amount may become repayable in accordance with the Issuer Conditions or the Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the custodian for DTC of this Global Note Certificate) in arrear on each Note Payment Date at the rates determined in accordance with the Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Issuer Conditions and the provisions of the Issuer Trust Deed.

5.    Exchange for Individual Note Certificates

      This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("Individual Note Certificates") in substantially the form (subject to completion) set out in Schedule 2 to the Issuer Trust Deed only if (i) The Depository Trust Company ("DTC") has notified the Master Issuer that it is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a successor to DTC registered as a clearing agency under the Exchange Act is not appointed by the Master Issuer within 90 days of such notification or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date (as defined in the Final Terms), the Master Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.    Delivery of Individual Note Certificates

      Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder and/or DTC, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global

      Note Certificate at the Specified Office (as defined in the Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.    Conditions apply

      Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.    Tax Treatment

      The Master Issuer will treat the Notes as indebtedness for U.S. federal income tax purposes. Each Holder of a Note, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

10.   Determination of Entitlement

      This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

11.   Authentication

      This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

12.   Note Trustee's Powers

      In considering the interests of Noteholders in circumstances where this Global Note Certificate is held on behalf of DTC, Euroclear and/or Clearstream, Luxembourg, the Note Trustee may, to the extent it considers it appropriate to do so in the circumstances, (i) have regard to such information as may have been made available to it by or on behalf of the relevant clearing system or its operator as to the identity of its accountholders (either individually or by way of category) with entitlements in respect of this Global Note Certificate and (ii) consider such interests on the basis that such accountholders were the holders of this Global Note Certificate.

13.   Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Issuer Conditions.

14.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

15.   Governing law

      This Global Note Certificate is governed by, and shall be construed in accordance with, English law.

IN WITNESS whereof the Master Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MASTER ISSUER plc


By:
         ............................................
         [manual or facsimile signature]
         (duly authorised)

ISSUED in London, England on 19 September, 2006.

AUTHENTICATED for and on behalf of CITIBANK, N.A.
as Registrar without recourse, warranty, or liability




.......................................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Global Note Certificate, hereby transfers to
..................................................................
................................................................................
of ............................................................................
................................................................................
US$[amount] in principal amount of the US$[Initial Principal Amount] Series 2006-3 Class [A1] [A3] [A4] [A7] [B1] [B2] [M1] [M2] [C2] Notes (the "Notes")
of Granite Master Issuer plc (the "Master Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.




Dated:   ............................................

By:      ............................................
                                (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to $100,000 and integral multiples of $1,000 in excess thereof.

                                 [Final Terms]

                                  SCHEDULE 2
       FORM OF REG S GLOBAL NOTE CERTIFICATE FOR THE SERIES 2006-3 NOTES

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                           GRANITE MASTER ISSUER PLC
              (Incorporated with limited liability in England and
                    Wales with registered number 5250668)

            SERIES 2006-3 CLASS [A2] [A5] [A6] [B3] [M3] [M4] [C3]
                            GLOBAL NOTE CERTIFICATE

                                 representing
        [Specified Currency and Initial Principal Amount] Series 2006-3
       Class [A2] [A5] [A6] [B3] [M3] [M4] [C3] Notes due [2030]/[2054]


1.    Introduction

      This Global Note Certificate is issued in respect of the [Specified Currency and Initial Principal Amount] Series 2006-3 Class [A2] [A5] [A6] [B3] [M3] [M4] [C3] Notes due [2030]/[2054] (the "Notes") of
      Granite Master Issuer plc (the "Master Issuer") limited to the aggregate principal amount of

                [Initial Principal Amount - words and figures]

      The Notes are constituted by the Seventh Supplemental Issuer Trust Deed dated 19 September, 2006, are subject to, and have the benefit of, a trust deed dated 19 January, 2005 (as amended or supplemented from time to time, the "Issuer Trust Deed") between the Master Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated 19 January, 2005 (as amended or supplemented from time to time, the "Issuer Paying Agent and Agent Bank Agreement") between the Master Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Issuer Conditions (or to any particular numbered Condition) shall be to the Issuer Conditions (or that particular one of them) set out in Schedule 3 to the Issuer Trust Deed as supplemented and modified by the Final Terms applicable to the Notes (the "Final Terms"), attached hereto. In the event of any conflict between the Issuer Conditions and the information in the Final Terms, the Final Terms will prevail.

3.    Registered Holder

      This is to certify that:

                             CITIVIC NOMINEES LTD.

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of

                [Initial Principal Amount - words and figures] in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Global Note Certificate and the Issuer Conditions, the Master Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof Initial Principal Amount on the Final Maturity Date (or on such earlier date as such principal amount may become repayable in accordance with the Issuer Conditions or the Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the common depositary for Euroclear and Clearstream, Luxembourg of this Global Note Certificate) in arrear on each Note Payment Date at the rates determined in accordance with the Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Issuer Conditions and the provisions of the Issuer Trust Deed.

5.    Exchange for Individual Note Certificates

      This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("Individual Note Certificates") in substantially the form (subject to completion) set out in Schedule 2 to the Issuer Trust Deed only if (i) both Euroclear and Clearstream, Luxembourg are closed for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announce an intention to permanently cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date (as defined in the Final Terms), the Master Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.    Delivery of Individual Note Certificates

      Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.    Conditions apply

      Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.    Determination of Entitlement

      This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

10.   Authentication

      This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

11.   Note Trustee's Powers

      In considering the interests of Noteholders in circumstances where this Global Note Certificate is held on behalf of DTC, Euroclear and/or Clearstream, Luxembourg, the Note Trustee may, to the extent it considers it appropriate to do so in the circumstances, (i) have regard to such information as may have been made available to it by or on behalf of the relevant clearing system or its operator as to the identity of its accountholders (either individually or by way of category) with entitlements in respect of this Global Note Certificate and (ii) consider such interests on the basis that such accountholders were the holders of this Global Note Certificate.

12.   Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Issuer Conditions.

13.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

14.   Governing law

      This Global Note Certificate is governed by, and shall be construed in accordance with, English law.

IN WITNESS whereof the Master Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MASTER ISSUER plc


By:      ............................................
         [manual or facsimile signature]
         (duly authorised)

ISSUED in London, England on 19 September, 2006.

AUTHENTICATED for and on behalf of CITIBANK, N.A.
as Registrar without recourse, warranty, or liability




.......................................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Global Note Certificate, hereby transfers to
..................................................................
................................................................................
of ............................................................................
................................................................................
[Specified Currency][amount] in principal amount of the [Specified Currency and Initial Principal Amount] Series 2006-3 Class [A2] [A5] [A6] [B3] [M3]
[M4] [C3] Notes (the "Notes") of Granite Master Issuer plc (the "Master
Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.




Dated:   ............................................

By:      ............................................
                                (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to (euro)100,000 and integral multiples of (euro)1,000 in excess thereof, or (pound)100,000 and integral multiples of (pound)1,000 in excess thereof, as applicable.

                                 [Final Terms]

                                  SCHEDULE 3
                TERMS AND CONDITIONS OF THE SERIES 2006-3 NOTES

                        Terms and conditions of the notes

      The following are the terms and conditions (the "Conditions", and any reference to a "Condition" shall be construed accordingly) of the Notes in the form (subject to amendment) which will be incorporated by reference into each Global Note Certificate and each Individual Note Certificate, in the latter case only if permitted by the relevant stock exchange or other relevant authority (if any) and agreed by the Issuing Entity and the relevant Dealer(s) at the time of issue but, if not so permitted and agreed, such Individual Note Certificate will have endorsed thereon or attached thereto such Conditions. The Final Terms in relation to each Series and Class of Notes may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with these Conditions, replace or modify these Conditions for the purpose of such Notes. The applicable Final Terms (or the relevant provisions thereof) will be endorsed upon, or attached to, each Global Note Certificate and Individual Note Certificate.

      The Notes are constituted by a deed or deeds supplemental to the Issuer Trust Deed. The security for the Notes is created pursuant to, and on the terms set out in, the Issuer Deed of Charge. By the Issuer Paying Agent and Agent Bank Agreement, provision is made for, inter alia, the payment of principal and interest in respect of the Notes.

      References herein to the "Notes" shall, unless the context otherwise requires, be references to all the Notes issued by the Issuing Entity and constituted by the Issuer Trust Deed and shall mean:

      (i) in relation to any Notes of a Series and Class represented by a Global Note Certificate, units of the lowest Specified Denomination in the Specified Currency in each case of such Series and Class;

      (ii)  any Global Note Certificates; and

      (iii) any Individual Note Certificates issued in exchange for a Global Note Certificate.

      Notes constituted by the Issuer Trust Deed are issued in series (each a "Series") and each Series comprises one or more classes of Notes. Each Series of Notes is subject to Final Terms. The Final Terms in relation to each Series and Class of Notes (or the relevant provisions thereof) will be endorsed upon, or attached to, such Notes and will supplement these Conditions in respect of such Notes and may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with these Conditions, replace or modify these Conditions for the purpose of such Notes. References to the "applicable Final Terms" are, in relation to a Series and Class of Notes, to the Final Terms (or the relevant provisions thereof) attached to or endorsed on such Notes.

      The statements in these Conditions include summaries of, and are subject to, the detailed provisions of the Issuer Trust Deed, the Issuer Deed of Charge and the Issuer Paying Agent and Agent Bank Agreement.

      Copies of the Issuer Trust Deed, the Issuer Deed of Charge, the Issuer Paying Agent and Agent Bank Agreement and each of the other Transaction Documents are available for inspection during normal business hours at the registered office of the Issuing Entity, being Fifth Floor, 100 Wood Street, London EC2V 7EX and the specified office for the time being of (i) the Principal Paying Agent, being at 4 May 2006, Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB and (ii) the US Paying Agent, being at 4 May, 2006, 14th Floor, 388 Greenwich Street, New York, New York 10013. Copies of the Final Terms of each Series of Notes are obtainable during normal business hours at the registered office of the Issuing Entity and the specified office for the time being of (i) the Principal Paying Agent and (ii) the US Paying Agent and any Noteholder must produce evidence satisfactory to the relevant Paying Agent as to its holding of Notes and identity.

      The Holders of any Series and Class of Notes are entitled to the benefit of, are bound by, and are deemed to have notice of all the provisions of, and definitions contained or incorporated in, the Issuer Trust Deed, the Issuer Deed of Charge, the Issuer Paying Agent and Agent Bank Agreement, each of the other Transaction Documents and the applicable Final Terms and to have notice of each other Final Terms relating to each other Series and Class of Notes.

      A glossary of definitions appears in Condition 18 of these Conditions.

      References herein to the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders shall, in each case and unless specified otherwise, be references to the Holders of the Notes of all Series of the applicable Class.

1.    Form, Denomination, Register, Title and Transfers

(A)   Form and Denomination

      The US Notes will initially be offered and sold pursuant to a registration statement filed with the United States Securities and Exchange Commission. The Reg S Notes will initially be offered and sold outside the United States to non-US persons pursuant to Reg S.

      Each Series and Class of Notes will be issued in the Specified Currency and in the Specified Denomination. Each Series and Class of US Notes will be initially represented by a US Global Note Certificate, which, in the aggregate, will represent the Principal Amount Outstanding from time to time of such Series and Class of US Notes. Each Series and Class of Reg S Notes will be initially represented by a Reg S Global Note Certificate which, in the aggregate, will represent the Principal Amount Outstanding from time to time of such Series and Class of the Reg S Notes.

      Each Series and Class of Notes may be Fixed Rate Notes, Floating Rate Notes, Zero Coupon Notes or a combination of any of the foregoing, depending upon the Interest Basis shown in the applicable Final Terms.

      Each Series and Class of Notes may be Bullet Redemption Notes, Scheduled Redemption Notes, Controlled Amortisation Notes, Pass-Through Notes or a combination of any of the foregoing, depending upon the Redemption/Payment Basis shown in the applicable Final Terms.

      Global Note Certificates will be exchanged for Individual Note Certificates in definitive registered form only under certain limited circumstances (as described in the relevant Global Note Certificate). If Individual Note Certificates are issued, they will be serially numbered and issued in an aggregate principal amount equal to the Principal Amount Outstanding of the relevant Global Note Certificates and in registered form only.

      In the case of a Series and Class of Notes with more than one Specified Denomination, Notes of one Specified Denomination may not be exchanged for Notes of such Series and Class of another Specified Denomination.

(B)   Register

      The Registrar will maintain the Register in respect of the Notes in accordance with the provisions of the Issuer Paying Agent and Agent Bank Agreement. In these Conditions, the "Holder" of a Note means the person in whose name such Note is for the time being registered in the Register (or, in the case of a joint holding, the first named thereof). A Note Certificate will be issued to each Noteholder in respect of its registered holding. Each Note Certificate will be numbered serially with an identifying number which will be recorded in the Register.

(C)   Title

      The Holder of each Note shall (except as otherwise required by law) be treated by the Issuing Entity, the Note Trustee, the Agent Bank and any Agent as the absolute owner of such Note for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any other interest therein, any writing on the Note Certificate relating thereto (other than the endorsed form of transfer) or any notice of any previous loss or theft of such Note Certificate) and no person shall be liable for so treating such Holder.

(D)   Transfers

      Subject as provided otherwise in this Condition 1(D), a Note may be transferred upon surrender of the relevant Note Certificate, with the endorsed form of transfer duly completed, at the Specified Office of the Registrar or the Transfer Agent, together with such evidence as the Registrar or (as the case may be) such Transfer Agent may reasonably require to prove the title of the transferor and the authority of the individuals who have executed the form of transfer; provided, however, that a Note may not be transferred unless the principal amount of Notes transferred and (where not all of the Notes held by a Holder are being transferred) the principal amount of the balance of Notes not transferred are Authorised Holdings. Where not all the Notes represented by the surrendered Note Certificate are the subject of the transfer, a new Note Certificate in respect of the balance of the Notes will be issued to the transferor.

      Within five Commercial Business Days of such surrender of a Note Certificate, the Registrar will register the transfer in question and deliver a new Note Certificate of a like principal amount to the Notes transferred to each relevant Holder at its Specified Office or (as the case may be) the Specified Office of the Transfer Agent or (at the request and risk of any such relevant Holder) by uninsured first class mail (and by airmail if the Holder is overseas) to the address specified for such purpose by such relevant Holder. In this paragraph, "Commercial Business Day" means a day on which commercial banks are open for business in the city where the Registrar or (as the case may be) Transfer Agent has its Specified Office.

      The transfer of a Note will be effected without charge by or on behalf of the Issuing Entity, the Registrar or the Transfer Agent but against such indemnity as the Registrar or (as the case may be) such Transfer Agent may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such transfer.

      Noteholders may not require transfers of Notes to be registered during the period of 15 days ending on the due date for any payment of principal or interest in respect of the Notes.

      All transfers of Notes and entries on the Register are subject to the detailed regulations concerning the transfer of Notes scheduled to the Issuer Paying Agent and Agent Bank Agreement. The regulations may be changed by the Issuing Entity with the prior written approval of the Note Trustee and the Registrar. A copy of the current regulations will be mailed (free of charge) by the Registrar to any Noteholder who requests in writing a copy of such regulations.

2.    Status, Priority and Security

(A)   Status

      The Notes of each Series and Class are direct, secured and unconditional obligations of the Issuing Entity and will at all times rank pari passu and pro rata without preference or priority amongst themselves.

      Subject to the provisions of Conditions 4 and 5 and subject to the other payment conditions set out in the applicable Final Terms and the other Transaction Documents:

      (i) the Class A Notes of each Series will rank pari passu and pro rata without any preference or priority among the Class A Notes of each Series but in priority to the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes of any Series;

      (ii) the Class B Notes of each Series will rank pari passu and pro rata without any preference or priority among the Class B Notes of each Series but in priority to the Class M Notes, the Class C Notes and the Class D Notes of any Series;

      (iii) the Class M Notes of each Series will rank pari passu and pro rata without any preference or priority among the Class M Notes of each Series but in priority to the Class C Notes and the Class D Notes of any Series;

      (iv) the Class C Notes of each Series will rank pari passu and pro rata without any preference or priority among the Class C Notes of each Series but in priority to the Class D Notes of any Series; and

      (v) the Class D Notes of each Series will rank pari passu and pro rata without any preference or priority among the Class D Notes of each series.

(B)   Conflict between the classes of Notes

      The Issuer Trust Deed contains provisions requiring the Note Trustee to have regard to the interests of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders equally as regards all powers, trusts, authorities, duties and discretions of the Note Trustee under these Conditions or any of the Issuer Transaction

Documents (except where expressly provided otherwise), but requiring the Note Trustee to have regard (except as expressly provided otherwise):

      (i) for so long as there are any Class A Notes outstanding (of any Series), only to the interests of the Class A Noteholders if, in the opinion of the Note Trustee, there is or may be a conflict between the interests of the Class A Noteholders and the interests of the Class B Noteholders and/or the interests of the Class M Noteholders and/or the interests of the Class C Noteholders and/or the interests of the Class D Noteholders (of that Series or of any other Series);

      (ii) subject to (i) above and for so long as there are any Class B Notes outstanding (of any Series), only to the interests of the Class B Noteholders if, in the opinion of the Note Trustee there is or may be a conflict between the interests of the Class B Noteholders and the interest of the Class M Noteholders and/or the interests of the Class C Noteholders and/or the interests of the Class D Noteholders (of that Series or of any other Series);

      (iii) subject to (i) and (ii) above and for so long as there are any Class M Notes outstanding (of any Series), only to the interests of the Class M Noteholders if, in the opinion of the Note Trustee, there is or may be a conflict between the interests of the Class M Noteholders and the interests of the Class C Noteholders and/or the interests of the Class D Noteholders (of that Series or of any other Series); and

      (iv) subject to (i), (ii) and (iii) above and for so long as there are any Class C Notes outstanding (of any Series), only to the interests of the Class C Noteholders if, in the opinion of the Note Trustee, there is or may be a conflict between the interests of the Class C Noteholders and the Class D Noteholders (of that Series or of any other Series).

      The Issuer Trust Deed also contains provisions:

      (a) limiting the powers of the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders (in each case, of any Series), inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class A Noteholders (of that Series or of any other Series). Except in certain circumstances described in Condition 11, the Issuer Trust Deed contains no such limitation on the powers of the Class A Noteholders, the exercise of which will be binding on the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders respectively, irrespective of the effect thereof on their respective interests;

      (b) limiting the powers of the Class M Noteholders, the Class C Noteholders and the Class D Noteholders (in each case, of any Series), inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class B Noteholders (of that Series or of any other Series). Except in certain circumstances described above and in Condition 11, the Issuer Trust Deed contains no such limitation on the powers of the Class B Noteholders, the exercise of which will be binding on the Class M Noteholders, the Class C Noteholders and the Class D Noteholders, respectively, irrespective of the effect thereof on their respective interests;

      (c) limiting the powers of the Class C Noteholders and the Class D Noteholders (in each case, of any Series), inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class M Noteholders (of that Series or of any other Series). Except in certain circumstances described above and in Condition 11, the Issuer Trust Deed contains no such limitation on the powers of the Class M Noteholders, the exercise of which will be binding on the Class C Noteholders and the Class D Noteholders irrespective of the effect thereof on their respective interests; and

      (d) limiting the powers of the Class D Noteholders (of any Series), inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class C Noteholders (of that Series or of any other Series). Except in certain circumstances described above and in Condition 11, the Issuer Trust Deed contains no such limitation on the powers of the Class C Noteholders, the exercise of which will be binding on the Class D Noteholders irrespective of the effect thereof on their respective interests.

      The Note Trustee, in determining whether the exercise by it of any right, power, trust, authority, duty or discretion under or in relation to these Conditions or any of the Transaction Documents will not be materially prejudicial to the interests of the Noteholders (or any Series and Class thereof), will have regard to confirmations (if issued) from each of the Rating Agencies that the then current ratings of the applicable Series and Class of Notes would not be reduced, withdrawn or qualified by such exercise and any other confirmation which it considers, in its sole and absolute discretion, is appropriate.

(C)   Security

      As security for, inter alia, the payment of all monies payable in respect of the Notes, the Issuing Entity has entered into the Issuer Deed of Charge creating the Issuer Security in favour of the Issuer Security Trustee for itself and on trust for, inter alios, the Note Trustee and the Noteholders.

3.    Covenants

      Save with the prior written consent of the Note Trustee or unless provided in or contemplated under these Conditions or any of the Transaction Documents to which the Issuing Entity is a party, the Issuing Entity shall not, so long as any Note remains outstanding:

(A)   Negative Pledge

      create or permit to subsist any mortgage, standard security, pledge, lien, charge or other Security Interest whatsoever (unless arising by operation of law), upon the whole or any part of its assets (including any uncalled capital) or its undertakings, present or future;

(B)   Disposal of Assets

      sell, assign, transfer, lease or otherwise dispose of, or deal with, or grant any option or present or future right to acquire all or any of its properties, assets, or undertakings or any interest, estate, right, title or benefit therein or thereto or agree or attempt or purport to do any of the foregoing;

(C)   Equitable Interest

      permit any person other than itself and the Issuer Security Trustee (as to itself and on behalf of the Issuer Secured Creditors) to have any equitable or beneficial interest in any of its assets or undertakings or any interest, estate, right, title or benefit therein;

(D)   Bank Accounts

      have an interest in any bank account, other than an Issuer Bank Account or a Swap Collateral Account;

(E)   Restrictions on Activities

      carry on any business other than as described in the Base Prospectus (as revised, supplemented and/or amended from time to time) relating to the issue of the Notes and the related activities described therein or as contemplated in the Transaction Documents relating to the issue of the Notes;

(F)   Borrowings

      incur any indebtedness in respect of borrowed money whatsoever or give any guarantee or indemnity in respect of any indebtedness or obligation of any person;

(G)   Merger

      consolidate or merge with any other person or convey or transfer substantially all of its properties or assets to any other person;

(H)   Waiver or Consent

      permit the validity or effectiveness of any of the Issuer Trust Deed or the Issuer Deed of Charge or the priority of the security interests created thereby to be amended, terminated, postponed, waived or discharged, or permit any other person whose obligations form part of the Issuer Security to be released from such obligations;

(I)   Employees or premises

      have any employees or premises or subsidiaries;

(J)   Dividends and Distributions

      pay any dividend or make any other distribution to its shareholders or issue any further shares or alter any rights attaching to its shares as at the date of the Issuer Deed of Charge;

(K)   Purchase Notes

      purchase or otherwise acquire any Note or Notes; or

(L)   United States activities

      engage in any activities in the United States (directly or through agents), or derive any income from United States sources as determined under United States income tax principles, or hold any property if doing so would cause it to be engaged in a trade or business within the United States as determined under United States income tax principles.

4.    Interest

(A)   Interest on Fixed Rate Notes

      Each Fixed Rate Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date at the rate(s) per annum equal to the Rate(s) of Interest payable, subject as provided in these Conditions, in arrear on the Note Payment Date(s) in each year specified for such Note in the applicable Final Terms up to (and including) the Final Maturity Date.

      Except as provided in the applicable Final Terms, the amount of interest payable in respect of any Fixed Rate Note on each Note Payment Date for a Fixed Interest Period ending on (but excluding) such date will amount to the Fixed Coupon Amount. Payments of interest on any Note Payment Date will, if so specified for such Note in the applicable Final Terms, amount to the Broken Amount so specified.

      If interest is required to be calculated in respect of any Fixed Rate Note for a period other than a Fixed Interest Period, such interest shall be calculated by applying the Rate of Interest specified for such Note in the applicable Final Terms to the Principal Amount Outstanding on such Note, multiplying such sum by the applicable Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such sub-unit being rounded upwards or otherwise in accordance with applicable market convention.

      "Day Count Fraction" means, in respect of the calculation of an amount of interest for any Fixed Rate Note in accordance with this Condition 4(A):

      (i) if "Actual/Actual (ISMA)" is specified for such Note in the applicable Final Terms:

            (a) in the case of Notes where the number of days in the relevant period from (and including) the most recent Note Payment Date for such Notes (or, if none, the Interest Commencement Date) to (but excluding) the relevant Note Payment Date (the "Accrual Period") is equal to or shorter than the Determination Period during which the Accrual Period ends, the number of days in such Accrual Period divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Dates (as specified in the applicable Final Terms) that would occur in one calendar year; or

            (b) in the case of Notes where the Accrual Period is longer than the Determination Period during which the Accrual Period ends, the sum of:

                  (1) the number of days in such Accrual Period falling in the Determination Period in which the Accrual Period begins divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination Dates that would occur in one calendar year; and

                  (2) the number of days in such Accrual Period falling in the next Determination Period divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination Dates that would occur in one calendar year; and

      (ii) if "30/360" is specified for such Note in the applicable Final Terms, the number of days in the period from (and including) the most recent Note Payment Date for such Note (or, if none, the Interest Commencement Date) to (but excluding) the relevant Note Payment Date (such number of days being calculated on the basis of a year of 360 days with twelve 30-day months) divided by 360.

(B)   Interest on Floating Rate Notes

      (i)   Note Payment Dates

            Each Floating Rate Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date and such interest will be payable in arrear on the Note Payment Date(s) in each year specified for such Note in the applicable Final Terms. Such interest will be payable in respect of each Interest Period.

            If a Business Day Convention is specified for a Floating Rate Note in the applicable Final Terms and (x) if there is no numerically corresponding day in the calendar month in which a Note Payment Date should occur or (y) if any Note Payment Date would otherwise fall on a day which is not a Business Day, then, if the Business Day Convention specified is:

            (1) in any case where Specified Periods are specified in accordance with Condition 4(B)(i)(b) above, the "Floating Rate Convention", the Note Payment Date for such Note (i) in the case of (x) above, shall be the last day that is a Business Day in the relevant month and the provisions of (B) below shall apply mutatis mutandis or (ii) in the case of (y) above, shall be postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event (A) such Note Payment Date shall be brought forward to the immediately preceding Business Day and (B) each subsequent Note Payment Date shall be the last Business Day in the month which falls the Specified Period after the preceding applicable Note Payment Date occurred; or

            (2) the "Following Business Day Convention", the Note Payment Date for such note shall be postponed to the next day which is a Business Day; or

            (3) the "Modified Following Business Day Convention", the Note Payment Date for such Note shall be postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event such Note Payment Date shall be brought forward to the immediately preceding Business Day; or

            (4) the "Preceding Business Day Convention", the Note Payment Date for such Note shall be brought forward to the immediately preceding Business Day.

      (ii)  Rate of Interest

            The Rate of Interest payable from time to time in respect of a Floating Rate Note will be determined in the manner specified for such Note in the applicable Final Terms.

            (a)   ISDA Determination for Floating Rate Notes

                  Where "ISDA Determination" is specified for such Note in the applicable Final Terms as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Period will be the relevant ISDA Rate plus or minus (as indicated for such Note in the applicable Final Terms) the Margin (if any). For the purposes of this sub-paragraph (a), "ISDA Rate" for an Interest Period means a rate equal to the Floating Rate that would be determined by the Agent Bank or other person specified in the applicable Final Terms under an interest rate swap transaction if the Agent Bank or that other person were acting as Calculation Agent for that swap transaction under the terms of an agreement incorporating the ISDA Definitions and under which:

                  (1) the Floating Rate Option is as specified for such Note in the applicable Final Terms;

                  (2)   the Designated Maturity is the period specified for such
                        Note in the applicable Final Terms; and

                  (3) the relevant Reset Date is either (i) if the applicable Floating Rate Option is based on LIBOR or EURIBOR for a currency, the first day of that Interest Period, or (ii) in any other case, as specified for such Note in the applicable Final Terms.

                  For the purposes of this sub-paragraph (a), "Floating Rate", "Calculation Agent", "Floating Rate Option", "Designated Maturity" and "Reset Date" have the meanings given to those terms in the ISDA Definitions.

            (b)   Screen Rate Determination for Floating Rate Notes

                  Where "Screen Rate Determination" is specified for a Floating Rate Note in the applicable Final Terms as the manner in which the Rate of Interest is to be determined for such Note, the Rate of Interest for each Interest Period will, subject as provided below, be either:

                  (1) the offered quotation (if there is only one quotation on the Relevant Screen Page); or

                  (2) the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the offered quotations,

                  (expressed as a percentage rate per annum) for the Reference Rate which appears or appear, as the case may be, on the Relevant Screen Page as at 11.00 a.m. (London time, in the case of LIBOR, or Brussels time, in the case of EURIBOR) on the Interest Determination Date in question plus or minus the Margin (if any), all as determined by the Agent Bank. If five or more of such offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one such highest quotation, one only of such quotations) and the lowest (or, if there is more than one such lowest quotation, one only of such quotations) shall be disregarded by the Agent Bank for the purpose of determining the arithmetic mean (rounded as provided above) of such offered quotations.

                  The Issuer Paying Agent and Agent Bank Agreement contains provisions for determining the Rate of Interest pursuant to this sub-paragraph (b) in the event that the Relevant Screen Page is not available or if, in the case of (1) above, no such offered quotation appears or, in the case of (2) above, fewer than three such offered quotations appear, in each case as at the time specified in the preceding paragraph.

                  If the Reference Rate from time to time in respect of a Floating Rate Note is specified for such Note in the applicable Final Terms as being other than LIBOR or EURIBOR, the Rate of Interest in respect of such Note will be determined as provided for such Note in the applicable Final Terms.

      (iii) Minimum Rate of Interest and/or Maximum Rate of Interest

            If the applicable Final Terms specifies a Minimum Rate of Interest for a Floating Rate Note for any Interest Period, then, in the event that the Rate of Interest for such Note in respect of such Interest Period determined in accordance with the provisions of paragraph
            (ii) above is less than such Minimum Rate of Interest, the Rate of Interest for such Note for such Interest Period shall be such Minimum Rate of Interest.

            If the applicable Final Terms specifies a Maximum Rate of Interest for such Note for any Interest Period, then, in the event that the Rate of Interest for such Note in respect of such Interest Period determined in accordance with the provisions of paragraph (ii) above is greater than such Maximum Rate of Interest, the Rate of Interest for such Note for such Interest Period shall be such Maximum Rate of Interest.

      (iv)  Determination of Rate of Interest and calculation of Interest
            Amounts

            The Agent Bank will at or as soon as practicable after each time at which the Rate of Interest is to be determined, determine the Rate of Interest for the relevant Interest Period. The Agent Bank will calculate the amount of interest payable on the Floating Rate Notes in respect of each Specified Denomination (each an "Interest Amount") for the relevant Interest Period. Each Interest Amount shall be calculated by applying the Rate of Interest to the Principal Amount Outstanding of each Note, multiplying such sum by the applicable Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such sub-unit being rounded upwards or otherwise in accordance with applicable market convention.

            "Day Count Fraction" means, in respect of the calculation of an amount of interest for a Floating Rate Note in accordance with this Condition 4(B)(iv) for any Interest Period:

            (a) if "Actual/365" or "Actual/Actual (ISDA)" is specified for such Note in the applicable Final Terms, the actual number of days in the Interest Period divided by 365 (or, if any portion of that Interest Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Interest Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Interest Period falling in a non-leap year divided by 365);

            (b) if "Actual/365 (Fixed)" is specified for such for such Note in the applicable Final Terms, the actual number of days in the Interest Period divided by 365;

            (c) if "Actual/365 (Sterling)" is specified for such Note in the applicable Final Terms, the actual number of days in the Interest Period divided by 365 or, in the case of a Note Payment Date falling in a leap year, 366;

            (d) if "Actual/360" is specified for such Note in the applicable Final Terms, the actual number of days in the Interest Period divided by 360;

            (e)   if "30/360", "360/360" or "Bond Basis" is specified for such
                  Note in the applicable Final Terms, the number of days in the Interest Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with twelve 30-day months (unless (a) the last day of the Interest Period is the 31st day of a month but the first day of the Interest Period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (b) the last day of the Interest Period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)); and

            (f) if "30E/360" or "Eurobond Basis" is specified for such Note in the applicable Final Terms, the number of days in the Interest Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with twelve 30-day months, without regard to the date of the first day or last day of the Interest Period unless, in the case of the final Interest Period, the Final Maturity Date (or, as the case may be, Extended Due for Note Payment Date) is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month).

      (v)   Notification of Rate of Interest and Interest Amounts

            The Agent Bank will cause the Rate of Interest and each Interest Amount for each Interest Period and the relevant Note Payment Date to be notified to the Note Trustee, the Issuer Security Trustee, the Issuer Cash Manager, the Paying Agents, the Registrar and to any stock exchange or other relevant competent authority or quotation system on which the relevant Floating Rate Notes are for the time being listed, quoted and/or traded or by which they have been admitted to listing and to be published in accordance with Condition 14 as soon as possible after their determination but in no event later than the fourth Business Day thereafter. Each Interest Amount and Note Payment Date so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. Any such amendment or alternative arrangements will be promptly notified to the Note Trustee and each stock exchange or other relevant authority on which the relevant Floating Rate Notes are for the time being listed or by which they have been admitted to listing and to Noteholders in accordance with Condition 14.

      (vi)  Determination or Calculation by Note Trustee

            If for any reason at any relevant time after the Closing Date, the Agent Bank or, as the case may be, the Calculation Agent defaults in its obligation to determine the Rate of Interest for a Floating Rate Note or the Agent Bank defaults in its obligation to calculate any Interest Amount for such Note in accordance with sub-paragraph
            (ii)(a) or (b) above or as otherwise specified for such Note in the applicable Final Terms, as the case may be, and in each case in accordance with paragraph (iv) above, the Note Trustee shall determine the Rate of Interest at such rate as, in its absolute discretion (having such regard as it shall think fit to the foregoing provisions of this Condition, but subject always to any Minimum Rate of Interest or Maximum Rate of Interest specified for such Note in the applicable Final Terms), it shall deem fair and reasonable in all the circumstances or, as the case may be, the Note Trustee shall calculate the Interest Amount(s) in such manner as it shall deem fair and reasonable in all the circumstances and each such determination or calculation shall be deemed to have been made by the Agent Bank or the Calculation Agent, as the case may be.

      (vii) Certificates to be final

            All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions of this Condition 4(B), whether by the Agent Bank or the Calculation Agent or the Note Trustee shall (in the absence of wilful default, bad faith or manifest error) be binding on the Issuing Entity, the Issuer Cash Manager, the Principal Paying Agent, the Calculation Agent, the other Paying Agents, the Note Trustee and all Noteholders and (in the absence of wilful default or bad faith) no liability to the Issuing Entity or the Noteholders shall attach to the Agent Bank or the Calculation Agent or the Note Trustee in connection with the exercise or non-exercise by it of its powers, duties and discretions pursuant to such provisions.

(C)   Accrual of interest

      Interest (if any) will cease to accrue on each Note (or in the case of the redemption of part only of a Note, that part only of such Note) on the due date for redemption thereof unless, upon due presentation thereof, payment of principal is improperly withheld or refused in which event, interest will continue to accrue as provided in the Issuer Trust Deed.

(D)   Deferred Interest

      To the extent that, subject to and in accordance with the relevant Issuer Priority of Payments, the funds available to the Issuing Entity to pay interest on any Series and Class of Notes (other than the most senior class of Notes of any Series then outstanding) on a Note Payment Date (after discharging the Issuing Entity's liabilities of a higher priority) are insufficient to pay the full amount of such interest, payment of the shortfall attributable to such Series and Class of Notes ("Deferred Interest") will not then fall due but will instead be deferred until the first Note Payment Date for such Notes thereafter on which sufficient funds are available (after allowing for the Issuing Entity's liabilities of a higher priority and subject to and in accordance with the relevant Issuer Priority of Payments) to fund the payment of such Deferred Interest to the extent of such available funds.

      Such Deferred Interest will accrue interest ("Additional Interest") at the rate of interest applicable from time to time to the applicable Series and Class of Notes and payment of any Additional Interest will also be deferred until the first Note Payment Date for such Notes thereafter on which funds are available (after allowing for the Issuing Entity's liabilities of a higher priority subject to and in accordance with the relevant Issuer Priority of Payments) to the Issuing Entity to pay such Additional Interest to the extent of such available funds.

      Amounts of Deferred Interest and Additional Interest shall not be deferred beyond the Final Maturity Date of the applicable Series and Class of Notes, when such amounts will become due and payable.

      Payments of interest due on a Note Payment Date in respect of the most senior class of Notes of any Series then outstanding will not be deferred. In the event of the delivery of an Issuer Enforcement Notice (as described in Condition 9), the amount of interest in respect of such Notes that was due but not paid on such Note Payment Date will itself bear interest at the applicable rate until both the unpaid interest and the interest on that interest are paid as provided in the Issuer Trust Deed.

5.    Redemption, Purchase and Cancellation

(A)   Final Redemption

      Unless previously redeemed in full as provided in this Condition 5, the Issuing Entity shall redeem a Series and Class of Notes at their then Principal Amount Outstanding together with all accrued interest on the Final Maturity Date in respect of such Notes.

      The Issuing Entity may not redeem such Notes in whole or in part prior to their Final Maturity Date except as provided in paragraph (B), (D), (E) or (F) below, but without prejudice to Condition 9.

(B)   Mandatory Redemption of the Notes in Part

      On each Note Payment Date, other than a Note Payment Date on which a Series and Class of Notes are to be redeemed under Conditions 5(A), (D), (E) or
(F), the Issuing Entity shall repay principal in respect of such Notes in an amount equal to:

      (i)   (a)   prior to the earlier to occur of the Step-Up Date (if any) in respect of such Notes and a Pass-Through Trigger Event (and subject to the terms of the Issuer Deed of Charge regarding the funding, replenishment and application of the Issuer
                  Reserve Fund) the lower of:

                  (1) the amount due to be paid on such Note Payment Date as specified for such Notes in the applicable Final Terms; and

                  (2) the amount (if any) repaid on the corresponding Loan Payment Date in respect of the related Loan Tranche and pursuant to the Global Intercompany Loan Agreement and which is available, under the terms of the Issuer Deed of Charge and the Issuer Cash Management Agreement to repay principal in respect of such Notes converted, where the Specified Currency for such Notes is not Sterling, into the Specified Currency at the Specified Currency Exchange Rate for such Notes;

                        provided that, in the case of any Series and Class of Pass-Through Notes, the amount of principal to be repaid by the Issuing Entity in respect of such Notes on the applicable Note Payment Date shall be calculated in accordance with sub-paragraph 2 above; or

            (b) following the earlier to occur of the Step-Up Date (if any) in respect of such Notes and a Pass-Through Trigger Event (whereupon each following Monthly Payment Date shall constitute a Note Payment Date) and subject to the terms of the Issuer Deed of Charge regarding the funding, replenishment and application of the Issuer Reserve Fund, the amount (if any) repaid on the corresponding Loan Payment Date in respect of the related Loan Tranche and pursuant to the Global Intercompany Loan Agreement converted, where the Specified Currency for such Notes is not Sterling, into the Specified Currency at the Specified Currency Exchange Rate for such Notes; and

      (ii) the amount standing to the credit of the Issuer Reserve Fund which is available (subject to the terms of the Issuer Deed of Charge) to repay principal in respect of such Notes converted, where the Specified Currency for such Notes is not Sterling, into Sterling at the Specified Currency Exchange Rate for such Notes.

      To the extent that there are insufficient funds available to the Issuing Entity to repay the amount due to be paid on such Note Payment Date the Issuing Entity will be required to repay the shortfall, to the extent that it receives funds therefor (and subject to the terms of the Issuer Deed of Charge and the Issuer Cash Management Agreement) on subsequent Note Payment Dates in respect of such Notes.

(C)   Note Principal Payments and Principal Amount Outstanding

      The principal amount redeemable (the "Note Principal Payment") in respect of each Note of a particular Series and Class on any Note Payment Date under Condition 5(B) above shall be a proportion of the amount required as at that Note Payment Date to be applied in redemption of such Series and Class of Notes on such date equal to the proportion that the Principal Amount Outstanding of the relevant Note bears to the aggregate Principal Amount Outstanding of such Series and Class of Notes rounded down to the nearest sub-unit of the Specified Currency; provided always that no such Note Principal Payment may exceed the Principal Amount Outstanding of the relevant Note.

      On each Note Determination Date the Issuing Entity shall determine (or cause the Issuer Cash Manager to determine) (i) the amount of any Note Principal Payment payable in respect of each Note of the relevant series and class on the immediately following Note Payment Date and (ii) the Principal Amount Outstanding of each such Note which shall be the Specified Denomination less (in each case) the aggregate amount of all Note Principal Payments in respect of such Note that has been paid since the Closing Date and on or prior to that Note Determination Date (the "Principal Amount Outstanding") and (iii) the fraction expressed as a decimal to the fifth decimal point (the "Pool Factor"), of which the numerator is the Principal Amount Outstanding of that Note (as referred to in (ii) above) and the denominator is the Specified Denomination. Each determination by or on behalf of the Issuing Entity of any Note Principal Payment of a Note, the Principal Amount Outstanding of a Note and the Pool Factor shall in each case (in the absence of wilful default, bad faith or manifest error) be final and binding on all persons.

      The Issuing Entity will cause each determination of the Note Principal Payment and the Principal Amount Outstanding and the Pool Factor in respect of a Series of Class of Notes to be notified forthwith, and in any event not later than 1.00 p.m. (London time) on the Business Day immediately succeeding the Note Determination Date, to the Note Trustee, the Issuer Security Trustee, the Paying Agents, the Registrar, the Agent Bank and (for so long as such Notes are listed on one or more stock exchanges) the relevant stock exchanges, and will cause notice of each determination of the Note Principal Payment and the Principal Amount Outstanding to be given to Noteholders in accordance with Condition 14 by no later than the Business Day after the relevant Note Payment Date.

      If the Issuing Entity does not at any time for any reason determine (or cause the Issuer Cash Manager to determine) a Note Principal Payment or the Principal Amount Outstanding in accordance with the preceding provisions of this paragraph, such Note Principal Payment and/or Principal Amount Outstanding may be determined by the Note Trustee in accordance with this Condition 6(C) in the manner the Note Trustee in its discretion considers fair and reasonable in the circumstances, having regard to this Condition 6(C), and each such determination or calculation shall be deemed to have been made by the Issuing Entity. Any such determination shall (in the absence of wilful default, bad faith or manifest error) be binding on the Issuing Entity, the Issuer Cash Manager and the Noteholders.

(D)   Optional Redemption in Full

      Subject to the provisos below, upon giving not more than 60 nor less than 30 days' prior notice to the Note Trustee and the Noteholders in accordance with Condition 14, the Issuing Entity may redeem a Series and Class of Notes at their aggregate Redemption Amount together with any accrued and unpaid interest in respect thereof on the following dates:

      (i) the date specified as the Step-Up Date for such Notes in the applicable Final Terms and on any Note Payment Date for such Notes thereafter; or

      (ii) on such Note Payment Date on which the aggregate Principal Amount Outstanding of such Notes and all other Classes of Notes of the same Series is less than 10 per cent. of the aggregate Principal Amount Outstanding of such Series of Notes as at the Closing Date on which such Series of Notes were issued,

      PROVIDED THAT (in either of the cases above), on or prior to giving any such notice, the Issuing Entity shall have provided to the Note Trustee a certificate signed by two directors of the Issuing Entity to the effect that (a) it will have the funds, not subject to any interest of any other person, required to redeem such Notes as aforesaid and any amounts required to be paid in priority to or pari passu with such Notes outstanding in accordance with the terms and conditions of the Issuer Deed of Charge and the Issuer Cash Management Agreement, and (b) the Repayment Tests will be satisfied following the making of such redemptions.

(E)   Optional Redemption for Tax and other Reasons

      If the Issuing Entity at any time satisfies the Note Trustee immediately prior to the giving of the notice referred to below that on the next Note Payment Date either:

      (i) the Issuing Entity would be required to deduct or withhold from any payment of principal or interest or any other amount under a Series and Class of Notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature; or

      (ii) Funding 2 would be required to deduct or withhold from amounts due in respect of the Loan Tranche under the Global Intercompany Loan Agreement which was funded by such Notes any amount on account of any present or future taxes, duties, assessments or governmental charges of whatever nature; and

      (iii) in relation to either the events described in (i) and (ii) above, such obligation of the Issuing Entity or Funding 2 (as the case may be) cannot be avoided by the Issuing Entity or Funding 2 (as the case may be) taking reasonable measures available to it, then the Issuing Entity shall use its reasonable endeavours to arrange the substitution of a company incorporated in another jurisdiction approved by the Note Trustee as principal debtor under such Notes and/or as lender of such Loan Tranche as the case may be, upon the Note Trustee being satisfied that (1) such substitution will not be materially prejudicial to the

      Noteholders, and upon the Issuer Security Trustee being satisfied that (1) that the position of the Issuer Secured Creditors will not thereby be adversely affected, and (2) that such substitution would not require registration of any new security under United States securities laws or would materially increase the disclosure requirements under United States law or the costs of issuance. Only if the Issuing Entity is unable to arrange a substitution will the Issuing Entity be entitled to redeem the Notes as described in this Condition 5(E).

      Subject to the proviso below, if the Issuing Entity is unable to arrange a substitution as described above and, as a result, one or more of the events described in (i) or (ii) above (as the case may be) is continuing, then the Issuing Entity may, having given not more than 60 nor less than 30 days' notice to the Note Trustee and the Noteholders in accordance with Condition 14, redeem all (but not some only) of such Notes on the immediately succeeding Note Payment Date for such Notes at their aggregate Redemption Amount together with any accrued and unpaid interest in respect thereof provided that (in either case), prior to giving any such notice, the Issuing Entity shall have provided to the Note Trustee:

      (a) a certificate signed by two directors of the Issuing Entity stating the circumstances referred to in (i) or (ii) and (iii) above prevail and setting out details of such circumstances; and

      (b) an opinion in form and substance satisfactory to the Note Trustee of independent legal advisors of recognised standing to the effect that the Issuing Entity has or will become obliged to pay such additional amounts as a result of such change or amendment.

      The Note Trustee shall be entitled to accept such certificate and opinion as sufficient evidence of the satisfaction of the circumstance set out in (i) or
(ii) and (iii) above, in which event they shall be conclusive and binding on the Noteholders. The Issuing Entity may only redeem such Notes as aforesaid, if on or prior to giving such notice, the Issuing Entity shall have provided to the Note Trustee a certificate signed by two directors of the Issuing Entity to the effect that (a) it will have the funds, not subject to any interest of any other person, required to redeem such Notes as aforesaid and any amounts required to be paid in priority to or pari passu with such Notes outstanding in accordance with the terms and conditions of the Issuer Deed of Charge and the Issuer Cash Management Agreement, and (b) the Repayment Tests will be satisfied following the making of such redemptions.

      In addition to the foregoing, if at any time it becomes unlawful for the Issuing Entity to make, fund or allow to remain outstanding the Global Intercompany Loan, then the Issuing Entity may require Funding 2 upon giving not more than 60 nor less than 30 days' (or such shorter period as may be required under any relevant law) prior written notice to the Issuing Entity (whereupon the Issuing Entity shall give notice to the Noteholders in accordance with Condition 14), the Issuer Security Trustee and the Note Trustee, to prepay the Global Intercompany Loan on any Loan Payment Date subject to and in accordance with the provisions of the Global Intercompany Loan Agreement to the extent necessary to cure such illegality. Such monies received by the Issuing Entity shall be used to redeem the Notes in full, together with any accrued and unpaid interest, on the equivalent Note Payment Date.

(F)   Optional Redemption for Implementation of Capital Requirements Directive

      If the Capital Requirements Directive, as described in the consultation paper on the EU's implementation of the New Basel Capital Accord published on 14 July 2004 by the European Commission, has been implemented in the United Kingdom, whether by rule of law, recommendation or best practice or by any other regulation, then on the Note Payment Date specified in the applicable Final Terms (if any) and on any Note Payment Date for such Notes thereafter, the Issuing Entity may, by giving not more than 60 nor less than 30 days' (or such shorter period as may be required under any relevant law) prior notice to the Note Trustee and the Noteholders in accordance with Condition 14, redeem all (but not some only) of the Notes at their aggregate Redemption Amount together with any accrued and unpaid interest in respect thereof on the next following Note Payment Date for such Notes, provided that an Issuer Enforcement Notice has not been served. The Issuing Entity may only redeem the Notes as aforesaid, if on or prior to giving such notice, the Issuing Entity shall have provided to the Note Trustee a certificate signed by two directors of the Issuing Entity to the effect that (a) it will have the funds, not subject to any interest of any other person, required to redeem such Notes as aforesaid and any amounts required to be paid in priority to or pari passu with such Notes outstanding in accordance with the terms and conditions of the Issuer Deed of Charge and the Cash Management Agreement, and (b) the Repayment Tests will be satisfied following the making of such redemptions.

(G)   Redemption Amounts

      For the purposes of this Condition 5, "Redemption Amount" means, in respect of any Series and Class of Notes, the amount specified in relation to such Notes in the applicable Final Terms or, if not so specified:

      (i) in respect of each Note (other than a Zero Coupon Note), the Principal Amount Outstanding of such Note; and

      (ii) in respect of each Zero Coupon Note, an amount (the "Amortised Face Amount") calculated in accordance with the following formula:

      Redemption Amount = RP x (1 + AY) y

      where:

      RP = the Reference Price;

      AY = the Accrual Yield expressed as a decimal; and

      y  = a fraction, the numerator of which is equal to the number of days
           (calculated on the basis of a 360-day year consisting of 12 months of 30 days each) from (and including) the first Closing Date of the applicable Series and Class of Notes to (but excluding) the date fixed for redemption or, as the case may be, the date upon which such Note becomes due and payable and the denominator of which is 360.

      If the amount payable in respect of any Zero Coupon Note upon redemption of such Zero Coupon Note pursuant to Condition 5(A), (B), (D), (E) or (F) above or upon its becoming due and repayable as provided in Condition 9 is improperly withheld or refused, the amount due and repayable in respect of such Note shall be the amount calculated as provided in paragraph (b) above as though the reference therein to the date fixed for the redemption or, as the case may be, the date upon which such Note becomes due and payable were replaced by reference to the date which is the earlier of:

      (i) the date on which all amounts due in respect of such Note have been paid; and

      (ii) the date on which the full amount of the moneys payable in respect of such Note has been received by the Principal Paying Agent or the Note Trustee or the Registrar and notice to that effect has been given to the Noteholders in accordance with Condition 14.

6.    Payments

(A)   Payment of Interest and Principal

      Payments of principal shall be made by cheque in the Specified Currency, drawn on a Designated Bank, or upon application by a Holder of the relevant Note to the Specified Office of the Principal Paying Agent not later than the fifth Business Day before the Record Date (as defined in Condition 6(G)), by transfer to a Designated Account maintained by the payee with a Designated Bank and (in the case of final redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Note Certificates at the Specified Office of any Paying Agent.

      Payments of interest shall be made by cheque in the Specified Currency drawn on a Designated Bank, or upon application by a Holder of the relevant Note to the Specified Office of the Principal Paying Agent not later than the fifth Business Day before the Record Date (as defined in Condition 6(G)), by transfer to a Designated Account maintained by the payee with a Designated Bank and (in the case of interest payable on final redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Note Certificates at the Specified Office of any Paying Agent.

(B)   Laws and Regulations

      Payments of principal and interest in respect of the Notes are subject in all cases to any fiscal or other laws and regulations applicable thereto. Noteholders will not be charged commissions or expenses on payments.

(C)   Payment of Interest following a failure to pay Principal

      If payment of principal is improperly withheld or refused on or in respect of any Note or part thereof, the interest which continues to accrue in respect of such Note in accordance with Condition 4 will be paid in accordance with this Condition 6.

(D)   Change of Agents

      The initial Principal Paying Agent, the Registrar, the Transfer Agent and the initial Paying Agents and their respective initial Specified Offices are listed at the end of these Conditions. The Issuing Entity reserves the right, subject to the prior written approval of the Note Trustee, at any time to vary or terminate the appointment of the Principal Paying Agent, the Registrar, the Transfer Agent and the US Paying Agent and to appoint additional or other Paying Agents. The Issuing Entity will at all times maintain a Paying Agent with a Specified Office in London and a US Paying Agent with a Specified Office in New York and a Registrar. Except where otherwise provided in the Issuer Trust Deed, the Issuing Entity will cause at least 30 days' notice of any change in or addition to the Paying Agents, the Transfer Agent or the Registrar or their Specified Offices to be given in accordance with Condition 14 and will notify the Rating Agencies of such change or addition.

(E)   No payment on non-Business Day

      Where payment is to be made by transfer to a Designated Account, payment instructions (for value the due date or, if the due date is not a Payment Business Day, for value the next succeeding Payment Business Day) will be initiated and, where payment is to be made by cheque, the cheque will be mailed
(i) (in the case of payments of principal and interest payable on redemption) on the later of the due date for payment and the day on which the relevant Note is surrendered (or, in the case of part payment only, endorsed) at the Specified Office of a Paying Agent and (ii) (in the case of payments of interest payable other than on redemption) on the due date for payment. A Holder of a Note shall not be entitled to any interest or other payment in respect of any delay in payment resulting from (A) the due date for a payment not being a Payment Business Day or (B) a cheque mailed in accordance with this Condition 6(E) arriving after the due date for payment or being lost in the mail.

(F)   Partial Payment

      If a Paying Agent makes a partial payment in respect of any Note, the Issuing Entity shall procure and the Registrar will ensure that the amount and date of such payment are noted on the Register and, in the case of partial payment upon presentation of a Note Certificate, that a statement indicating the amount and date of such payment is endorsed on the relevant Note Certificate.

(G)   Record Date

      Each payment in respect of a Note will be made to the persons shown as the Holder in the Register at the opening of business in the place of the Registrar's Specified Office on the fifteenth day before the due date for such payment (the "Record Date"). Where payment in respect of a Note is to be made by cheque, the cheque will be mailed to the address shown as the address of the Holder in the Register at the opening of business on the relevant Record Date.

(H)   Payment of Interest

      Subject as provided otherwise in these Conditions, if interest is not paid in respect of a Note of any class on the date when due and payable (other than because the due date is not a Payment Business Day) or by reason of non-compliance with Condition 6(A), then such unpaid interest shall itself bear interest at the Rate of Interest applicable from time to time to such Note until such interest and interest thereon are available for payment and notice thereof has been duly given in accordance with Condition 14.

7.    Prescription

      Claims against the Issuing Entity for payment of interest and principal on redemption shall be prescribed and become void if the relevant Note Certificates are not surrendered for payment within a period of 10 years from the relevant date in respect thereof. After the date on which a payment under a Note becomes void in its entirety, no claim may be made in respect thereof. In this Condition 7, the "relevant date", in respect of a payment under a Note, is the date on which the payment in respect thereof first becomes due or (if the full amount of the monies payable in respect of those payments under all the Notes due on or before that date has not been duly received by the Principal Paying Agent, the US Paying Agent or the Note Trustee on or prior to such date) the date on which the full amount of such monies having been so received or notice to that effect is duly given to Noteholders in accordance with Condition 14.

8.    Taxation

      All payments in respect of the Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuing Entity or any relevant Paying Agent is required by applicable law to make any payment in respect of the Notes subject to any such withholding or deduction. In that event, the Issuing Entity or such Paying Agent shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. No Paying Agent nor the Issuing Entity will be obliged to make any additional payments to Noteholders in respect of such withholding or deduction.

      The occurrence of the Issuing Entity or any Paying Agent being required to make a withholding or deduction in the circumstances outlined in the previous paragraph shall not constitute a Note Event of Default.

      The Issuing Entity will treat the US Notes as indebtedness for US federal income tax purposes. Each Holder of a US dollar denominated Note, by the acceptance thereof, agrees to treat such US dollar denominated Note as indebtedness for US federal income tax purposes.

9.    Events of Default

(A)   Class A Noteholders

      The Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class A Notes (which for this purpose and the purpose of any Extraordinary Resolution referred to in this Condition 9(A) means the Class A Notes of all Series constituted by the Issuer Trust Deed) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class A Notes shall), subject in each case to being indemnified and/or secured to its satisfaction, give notice (a "Class A Issuer Enforcement Notice") to the Issuing Entity, the Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) declaring (in writing) the Class A Notes and all other Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events which is continuing or unwaived:

      (i) default being made for a period of seven Business Days in the payment of any amount of principal of the Class A Notes of any Series when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on the Class A Notes of any Series when and as the same ought to be paid in accordance with these Conditions; or

      (ii) the Issuing Entity failing duly to perform or observe any other obligation binding upon it under the Class A Notes of any Series, the Issuer Trust Deed, the Issuer Deed of Charge or any other Transaction Document and, in any such case (except where the Note Trustee certifies that, in its opinion, such failure is incapable of remedy, in which case no notice will be required), such failure is continuing unremedied for a period of 30 days following the service by the Note Trustee on the Issuing Entity of notice requiring the same to be remedied and the Note Trustee has certified that the failure to perform or observe is materially prejudicial to the interests of the Holders of the Class A Notes of such Series; or

      (iii) the Issuing Entity, otherwise than for the purposes of such amalgamation or reconstruction as is referred to in sub-paragraph
            (iv) below, ceases or threatens to cease to carry on its business or a substantial part of its business or the Issuing Entity is deemed unable to pay its debts within the meaning of section 123(1)(a),
            (b), (c) or (d) of the Insolvency Act 1986 (as that section may be amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as that section may be amended, modified or re-enacted); or

      (iv) an order being made or an effective resolution being passed for the winding-up of the Issuing Entity except a winding-up for the purposes of or pursuant to an amalgamation, restructuring or merger the terms of which have previously been approved by the Note Trustee in writing or by an Extraordinary Resolution of the Holders of the Class A Notes; or

      (v) proceedings being otherwise initiated against the Issuing Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition or the making of an application for administration or the filing of documents with the court for an administration) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Note Trustee, being disputed in good faith with a reasonable prospect of success, a formal notice is given of intention to appoint a servicer in relation to the Issuing Entity or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Issuing Entity or in relation to the whole or any substantial part of the undertaking or assets of the Issuing Entity, or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Issuing Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Issuing Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days, or the Issuing Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally or a composition or similar arrangement with the creditors or takes steps with a view to obtaining a moratorium in respect of its indebtedness, including without limitation, the filing of documents with the court; or

      (vi) if a Funding 2 Intercompany Loan Enforcement Notice is served under any Funding 2 Intercompany Loan Agreement while the Class A Notes of any Series are outstanding.

(B)   Class B Noteholders

      This Condition 9(B) shall have no effect if, and for as long as, any Class A Notes of any Series are outstanding. Subject thereto, for so long as any Class B Notes are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class B Notes (which for this purpose and the purpose of any Extraordinary Resolution referred to in this Condition 9(B), means the Class B Notes of all Series constituted by the Issuer Trust Deed) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class B Notes shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a "Class B Issuer Enforcement Notice") to the Issuing Entity, the Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) and declaring (in writing) the Class B Notes and all other Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (a) default being made for a period of seven Business Days in the payment of any amount of principal of the Class B Notes of any Series when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on the Class B Notes of any Series when and as the same ought to be paid in accordance with these Conditions; or

      (b)   the occurrence of any of the events in Condition 9(A)(ii), (iii),
            (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii), Condition 9(A) (iv) and Condition 9(A)(vi) to Class A Notes shall be read as references to Class B Notes.

(C)   Class M Noteholders

      This Condition 9(C) shall have no effect if, and for as long as, any Class A Notes or Class B Notes of any Series are outstanding. Subject thereto, for so long as any Class M Notes are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class M Notes (which for this purpose and the purpose of any Extraordinary Resolution referred to in this Condition 9(C), means the Class C Notes of all Series constituted by the Issuer Trust Deed) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class M Notes shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a "Class M Note Issuer Enforcement Notice") to the Issuing Entity, the Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) and declaring (in writing) the Class M Notes and all other Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (a) default being made for a period of seven Business Days in the payment of any amount of principal of the Class M Notes of any Series when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on the Class M Notes of any Series when and as the same ought to be paid in accordance with these Conditions; or

      (b)   the occurrence of any of the events in Condition 9(A)(ii), (iii),
            (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii), Condition 9(A)(iv) and Condition 9(A) (vi) to Class A Notes shall be read as references to Class M Notes.

(D)   Class C Noteholders

      This Condition 9(D) shall have no effect if, and for as long as, any Class A Notes, Class B Notes or Class M Notes of any Series are outstanding. Subject thereto, for so long as any Class C Notes are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class C Notes (which for this purpose and the purpose of any Extraordinary Resolution referred to in this Condition 9(D), means the Class C Notes of all Series constituted by the Issuer Trust Deed) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class C Notes shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a "Class C Issuer Enforcement Notice") to the Issuing Entity, the Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) and declaring (in writing) the Class C Notes and all other Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (a) default being made for a period of seven Business Days in the payment of any amount of principal of the Class C Notes of any Series when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on the Class C Notes of any Series when and as the same ought to be paid in accordance with these Conditions; or

      (b)   the occurrence of any of the events in Condition 9(A)(ii), (iii),
            (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii), Condition 9(A)(iv) and Condition 9(A)(vi) to Class A Notes shall be read as references to Class C Notes.

(E)   Class D Noteholders

      This Condition 9(E) shall have no effect if, and for as long as, any Class A Notes, Class B Notes, Class M Notes or Class C Notes of any Series are outstanding. Subject thereto, for so long as any Class D Notes are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class D Notes (which for this purpose and the purpose of any Extraordinary Resolution referred to in this Condition 9(E), means the Class D Notes of all Series constituted by the Issuer Trust Deed) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class D Notes shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a "Class D Issue Enforcement Notice") to the Issuing Entity, the Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) and declaring (in writing) the Class D Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (a) default being made for a period of seven Business Days in the payment of any amount of principal of the Class D Notes of any Series when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on the Class D Notes of any Series when and as the same ought to be paid in accordance with these Conditions; or

      (b)   the occurrence of any of the events in Condition 9(A)(ii), (iii),
            (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii), Condition 9(A)(iv) and Condition 9(A)(vi) to Class A Notes shall be read as references to Class D Notes.

(F)   Following Service of an Issuer Enforcement Notice

      For the avoidance of doubt, upon any Issuer Enforcement Notice being given by the Note Trustee in accordance with Condition 9(A), (B), (C), (D) or (E) all Notes shall immediately become due, without further action or formality at their Principal Amount Outstanding together with accrued interest (or, in the case of a Zero Coupon Note, at its Redemption Amount, calculated in accordance with Condition 5(G)).

10.   Enforcement of Notes

(A)   Enforcement

      The Note Trustee may, at its discretion and without notice at any time and from time to time, take such steps and institute such proceedings against the Issuing Entity or any other person as it may think fit to enforce the provisions of the Notes, the Issuer Trust Deed (including these Conditions) or any of the other Transaction Documents to which it is a party and may, at its discretion and without notice, at any time after the Issuer Security has become enforceable (including after the service of an Issuer Enforcement Notice in accordance with Condition 9), instruct the Issuer Security Trustee to take such steps as it may think fit to enforce the Issuer Security. The Note Trustee shall not be bound to take such steps or institute such proceedings unless:

      (i) (subject in all cases to restrictions contained in the Issuer Trust Deed to protect the interests of any higher ranking class of Noteholders) it shall have been so directed by an Extraordinary Resolution of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders or the Class D Noteholders or so requested in writing by the Holders of at least one quarter in aggregate Principal Amount Outstanding of the Class A Notes, Class B Notes, Class M Notes, Class C Notes or Class D Notes; and

      (ii)  it shall have been indemnified and/or secured to its satisfaction.

      The Issuer Security Trustee shall not be bound to take such steps or take any such other action unless it is so directed by the Note Trustee and indemnified and/or secured to its satisfaction.

      Amounts available for distribution after enforcement of the Issuer Security shall be distributed in accordance with the terms of the Issuer Deed of Charge.

      No Noteholder may institute any proceedings against the Issuing Entity to enforce its rights under or in respect of the Notes, the Issuer Trust Deed or the Issuer Deed of Charge unless (1) the Note Trustee or the Issuer Security Trustee, as applicable, has become bound to institute proceedings and has failed to do so within 30 days of becoming so bound and (2) such failure is continuing; provided that, no Class B Noteholder, Class M Noteholder, Class C Noteholder or Class D Noteholder will be entitled to commence proceedings for the winding up or administration of the Issuing Entity unless there are no outstanding Notes of a class with higher priority, or if Notes of a class with higher priority are outstanding, there is consent of Noteholders of not less than one quarter of the aggregate principal amount of the Notes outstanding (as defined in the Issuer Trust Deed) of the class or classes of Notes with higher priority. Notwithstanding the foregoing and notwithstanding any other provision of the Issuer Trust Deed, the right of any Noteholder to receive payment of principal and interest on its Notes on or after the due date for such principal or interest, or to institute suit for the enforcement of payment of that principal or interest, may not be impaired or affected without the consent of that Noteholder.

(B)   Post Enforcement Call Option

      In the event that:

      (i) the Issuer Security is enforced and the Issuer Security Trustee determines that (a) the proceeds of such enforcement, after distribution of such proceeds to the persons entitled thereto ranking in priority to the Notes under the Issuer Deed of Charge and to the Noteholders (to the extent entitled thereto), are insufficient to pay in full all principal and interest and other amounts whatsoever due in respect of the Notes and all other claims ranking pari passu therewith (b) such proceeds of enforcement have been so distributed in accordance with the terms of the Issuer Deed of Charge and (c) there are no further assets available to pay principal and interest and other amounts whatsoever due in respect of the Notes; or

      (ii) within 20 days following the Final Maturity Date of the latest maturing Note, the Issuer Security Trustee certifies that there is no further amount outstanding under the Global Intercompany Loan Agreement, then all interests in each Global Note Certificate will be automatically exchanged for equivalent interests in an equivalent amount of Notes in an equivalent Principal Amount Outstanding in Individual Note Certificates and each such Global Note Certificate will be cancelled on the date of such exchange.

      The Note Trustee is required, at the request of the Post Enforcement Call Option Holder, for the consideration of one penny per Note, to transfer or (as the case may be) procure transfer of all (but not some only) of the Notes to the Post Enforcement Call Option Holder pursuant to the option granted to it by the Note Trustee (as agent for the Noteholders) under the terms of the Issuer Post-Enforcement Call Option Agreement. Immediately upon such transfer, no such former Noteholder shall have any further interest in the Notes. Each of the Noteholders acknowledges that the Note Trustee has the authority and the power to bind the Noteholders in accordance with the terms and conditions set out in the Issuer Post-Enforcement Call Option Agreement and each Noteholder, by subscribing for or purchasing Notes, agrees to be so bound. The Note Trustee shall give notice of the exercise of such option to the Noteholders in accordance with Condition 14.

11.   Meetings of Noteholders, Modifications and Waiver

(A)   Meetings of Noteholders

      The Issuer Trust Deed contains provisions for convening meetings of Noteholders to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of any provision of these Conditions or the provisions of any of the Transaction Documents.

(1)   Class A Notes

      In respect of the Class A Notes, the Issuer Trust Deed provides that, subject to Condition 11(A)(6):

      (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class A Notes of one Series only shall be deemed to have been duly passed if passed at a meeting of the holders of the Class A Notes of that Series;

      (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class A Notes of any two or more Series but does not give rise to a conflict of interest between the holders of such two or more Series of Class A Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of Class A Notes; and

      (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class A Notes of any two or more Series and gives or may give rise to a conflict of interest between the holders of such two or more Series of Class A Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Series of Class A Notes, it shall be passed at separate meetings of the holders of such two or more Series of Class A Notes.

(2)   Class B Notes

      In respect of the Class B Notes, the Issuer Trust Deed provides that, subject to Condition 11(A)(6):

      (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class B Notes of one Series only shall be deemed to have been duly passed if passed at a meeting of the holders of the Class B Notes of that Series;

      (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class B Notes of any two or more Series but does not give rise to a conflict of interest between the holders of such two or more Series of Class B Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of Class B Notes; and

      (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class B Notes of any two or more Series and gives or may give rise to a conflict of interest between the holders of such two or more Series of Class B Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Series of Class B Notes, it shall be passed at separate meetings of the holders of such two or more Series of Class B Notes.

(3)   Class M Notes

      In respect of the Class M Notes, the Issuer Trust Deed provides that, subject to Condition 11(A)(6):

      (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class M Notes of one Series only shall be deemed to have been duly passed if passed at a meeting of the holders of the Class M Notes of that Series;

      (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class M Notes of any two or more Series but does not give rise to a conflict of interest between the holders of such two or more Series of Class M Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of Class M Notes; and

      (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class M Notes of any two or more Series and gives or may give rise to a conflict of interest between the holders of such two or more Series of Class M Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Series of Class M Notes, it shall be passed at separate meetings of the holders of such two or more Series of Class M Notes.

(4)   Class C Notes

      In respect of the Class C Notes, the Issuer Trust Deed provides that, subject to Condition 11(A)(6):

      (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class C Notes of one Series only shall be deemed to have been duly passed if passed at a meeting of the holders of the Class C Notes of that Series;

      (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class C Notes of any two or more Series but does not give rise to a conflict of interest between the holders of such two or more Series of Class C Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of Class C Notes; and

      (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class C Notes of any two or more Series and gives or may give rise to a conflict of interest between the holders of such two or more Series of Class C Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Series of Class C Notes, it shall be passed at separate meetings of the holders of such two or more Series of Class C Notes.

(5)   Class D Notes

      In respect of the Class D Notes, the Issuer Trust Deed provides that, subject to Condition 11(A)(6):

      (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class D Notes of one Series only shall be deemed to have been duly passed if passed at a meeting of the holders of the Class D Notes of that Series;

      (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class D Notes of any two or more Series but does not give rise to a conflict of interest between the holders of such two or more Series of Class D Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of Class D Notes; and

      (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class D Notes of any two or more Series and gives or may give rise to a conflict of interest between the holders of such two or more Series of Class D Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Series of Class D Notes, it shall be passed at separate meetings of the holders of such two or more Series of Class D Notes.

(6)   Sub-classes of Notes

      In respect of a Class of Notes of any Series constituting two or more sub-classes, the Issuer Trust Deed provides that:

      (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of Notes of one sub-class only of such Class, shall be deemed to have been duly passed if passed at a meeting of the holders of the Notes of such sub-class;

      (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of more than one sub-class of Notes of such Class but does not give rise to a conflict of interest between the holders of such sub-classes of Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of all such subclasses of Notes; and

      (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders more than one sub-class of Notes of such Class and gives or may give rise to a conflict of interest between the holders of such sub-classes of Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such sub-classes of Notes, it shall be passed at separate meetings of the holders of such sub-classes of Notes.

      Subject as provided in the following paragraph, the quorum at any meeting of the Noteholders of any Series and Class of Notes or any one or more Series of Notes of the same Class convened to consider an Extraordinary Resolution will be one or more persons holding or representing more than half of the aggregate Principal Amount Outstanding of such Series and Class of Notes or such one or more Series of Notes of the same Class or, at any adjourned meeting, one or more persons being or representing Noteholders of such Series and Class of Notes or such one or more Series of Notes the same Class, whatever the aggregate Principal Amount Outstanding of the Notes so held or represented.

      The quorum at any meeting of the Noteholders for passing an Extraordinary Resolution which includes the sanctioning of a Basic Terms Modification shall be one or more persons holding or representing not less than three quarters of the aggregate Principal Amount Outstanding of the Notes of the relevant Series and Class or of the relevant one or more Series of Notes of the same Class or, at any adjourned and reconvened meeting, not less than one quarter of the aggregate Principal Amount Outstanding of the Notes of the relevant Series and Class or of the relevant one or more Series of Notes of the same Class.

      An Extraordinary Resolution passed at any meeting of Noteholders shall be binding on all of the Noteholders of the relevant Series and Class or of the relevant one or more Series of Notes of the same Class whether or not they are present at the meeting.

      In connection with any meeting of the Noteholders where the relevant Notes (or any of them) are not denominated in Sterling, the Principal Amount Outstanding of any Note not denominated in Sterling shall be converted into Sterling at the relevant Specified Currency Exchange Rate.

      A resolution signed by or on behalf of all the Noteholders of the relevant Series and Class who for the time being are entitled to receive notice of a meeting under the Issuer Trust Deed shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of such Series and Class of Noteholders.

(B)   Programme Resolution

      Notwithstanding the provisions of Condition 11(A), any Extraordinary Resolution of the Noteholders of any Class of Notes to direct the Note Trustee to take any enforcement action pursuant to Condition 9 and Condition 10 (a "Programme Resolution") shall only be capable of being passed at a single meeting of the Noteholders of all Series of such Class of Notes. The quorum at any such meeting for passing a Programme Resolution shall be one or more persons holding or representing more than half of the aggregate Principal Amount Outstanding of the Notes of such Class or, at any adjourned and reconvened meeting, one or more persons being or representing Noteholders of such Class of Notes, whatever the aggregate Principal Amount Outstanding of such Class of Notes so held or represented by them.

      A Programme Resolution passed at any meeting of all Series of any Class of Notes shall be binding on all Noteholders of all Series of that Class of Notes, whether or not they are present or represented at the meeting.

(C)   Limitations on Noteholders

      Subject as provided in Condition 11(D):

      (i) an Extraordinary Resolution of the Class A Noteholders of any Series shall be binding on all Class B Noteholders, all Class M Noteholders, all Class C Noteholders and all Class D Noteholders (in each case, of that Series or of any other Series);

      (ii) no Extraordinary Resolution of the Class B Noteholders of any Series shall take effect for any purpose while any Class A Notes (of that Series or of any other Series) remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Noteholders of each Series (as applicable);

      (iii) no Extraordinary Resolution of the Class M Noteholders of any Series shall take effect for any purpose while any Class A Notes or Class B Notes (in each case, of that Series or of any other Series) remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders and an Extraordinary Resolution of the Class B Noteholders, in each case of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class A Noteholders and/or the Class B Noteholders of each Series (as applicable);

      (iv) no Extraordinary Resolution of the Class C Noteholders of any Series shall take effect for any purpose while any Class A Notes, Class B Notes or Class M Notes (in each case, of that Series or of any other Series) remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders, an Extraordinary Resolution of the Class B Noteholders and an Extraordinary Resolution of the Class M Noteholders, in each case of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class A Noteholders, the Class B Noteholders and/or the Class M Noteholders of each Series (as applicable); and

      (v) no Extraordinary Resolution of Class D Noteholders of any Series shall take effect for any purpose while any Class A Notes, Class B Notes, Class M Notes or Class C Notes (in each case, of that Series or of any other Series) remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders, an Extraordinary Resolution of the Class B Noteholders, an Extraordinary Resolution of the Class M Noteholders and an Extraordinary Resolution of the Class C Noteholders, in each case of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and/or the Class C Noteholders of each Series (as applicable).

(D)   Approval of Modifications and Waivers by Noteholders

      No Extraordinary Resolution of the Noteholders of any one or more Series of Class A Notes to sanction a modification of, or any waiver or authorisation of any breach, or proposed breach of, any of the provisions of the Issuer Transaction Documents or the Conditions of such Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class B Noteholders, an Extraordinary Resolution of the Class M Noteholders, an Extraordinary Resolution of the Class C Noteholders and an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders of each Series.

      After the Class A Notes have been fully redeemed, no Extraordinary Resolution of the Noteholders of any one or more Series of Class B Notes to sanction a modification of, or any waiver or authorisation of any breach, or proposed breach of, any of the provisions of the Issuer Transaction Documents or the Conditions of such Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class M Noteholders, an Extraordinary Resolution of the Class C Noteholders and an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class M Noteholders, the Class C Noteholders and the Class D Noteholders of each Series.

      After the Class A Notes and Class B Notes have been fully redeemed, no Extraordinary Resolution of the Noteholders of any one or more Series of Class M Notes to sanction a modification of, or any waiver or authorisation of any breach, or proposed breach of, any of the provisions of the Issuer Transaction Documents or the Conditions of such Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class C Noteholders and an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class C Noteholders and the Class D Noteholders of each Series.

      After the Class A Notes, Class B Notes and Class M Notes have been fully redeemed, no Extraordinary Resolution of the Noteholders of any one or more Series of Class C Notes to sanction a modification of, or any waiver or authorisation of any breach, or proposed breach of, any of the provisions of the Issuer Transaction Documents or the Conditions of such Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class D Noteholders of each Series.

(E)   Modifications and Determinations by Note Trustee

      The Note Trustee, may, without the consent of the Noteholders:

      (i) agree to any modification of, or to the waiver or authorisation of any breach or proposed breach of, the Conditions of any Series and Class of Notes or any of the Transaction Documents which is not in the opinion of the Note Trustee, materially prejudicial to the interests of the Noteholders of such Series and Class of Notes or of any other Series and Class of Notes; or

      (ii) determine that any Note Event of Default in respect of a Series and Class of Notes shall not be treated as such provided that, in any such case, it is not in the opinion of the Note Trustee materially prejudicial to the interests of the Noteholders of such Series and Class of Notes or of any other Series and Class of Notes; or

      (iii) agree to any modification of these Conditions or any of the Transaction Documents which, in the opinion of the Note Trustee, is of a formal, minor or technical nature or is to correct a manifest error or an error established as such to the satisfaction of the Note Trustee, or is to comply with the mandatory provisions of law.

      Any such modification, waiver, authorisation or determination shall be binding on the Noteholders and, unless the Note Trustee, agrees otherwise, any such modification shall be notified to the Noteholders and the Rating Agencies in accordance with Condition 14 as soon as practicable thereafter.

(F)   Redenomination

      The Note Trustee may agree, without the consent of the Holders of the Sterling Notes on or after the Specified Date (as defined below), to such modifications to the Sterling Notes and the Issuer Trust Deed in respect of redenomination of such Notes in euro and associated reconventioning, renominalisation and related matters in respect of such Notes as may be proposed by the Issuing Entity (and confirmed by an independent financial institution approved by the Note Trustee to be in conformity with then applicable market conventions) and to provide for redemption at the euro equivalent of the sterling principal amount of the Sterling Notes. For these purposes, "Specified Date" means the date on which the United Kingdom participates in the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community, as amended by the Treaty on European Union, or otherwise participates in European economic and monetary union in a manner with an effect similar to such third stage.

      Any such modification shall be binding on the Holders of the Sterling Notes and, unless the Note Trustee agrees otherwise, any such modification shall be notified to such Noteholders in accordance with Condition 14 as soon as practicable thereafter.

(G)   Exercise of Note Trustee's Functions

      Where the Note Trustee is required, in connection with the exercise of its powers, trusts, authorities, duties and discretions under these Conditions or any other Issuer Transaction Document, to have regard to the interests of the Noteholders (of a Class, Series or Series and Class thereof), it shall have regard to the interests of such Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, the Note Trustee shall not have regard to, or be in any way liable for, the consequences of such exercise for individual Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory. In connection with any such exercise, the Note Trustee shall not be entitled to require, and no Noteholder shall be entitled to claim, from the

Issuing Entity or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders.

12.   Indemnification of the Note Trustee and the Issuer Security Trustee

      The Transaction Documents contain provisions governing the responsibility (and relief from responsibility) of the Note Trustee and the Issuer Security Trustee and providing for their indemnification in certain circumstances, including, among others, provisions relieving the Issuer Security Trustee from taking enforcement proceedings or enforcing the Issuer Security unless indemnified to its satisfaction. The Note Trustee and the Issuer Security Trustee are also entitled to be paid its costs and expenses in priority to any interest payments to Noteholders.

      The Note Trustee and the Issuer Security Trustee and their related companies are entitled to enter into business transactions with the Issuing Entity, the Issuer Cash Manager, Northern Rock plc and/or the related companies of any of them and to act as note trustee or security trustee for the Holders of any new Notes and/or any other person who is a party to any Transaction Document or whose obligations are comprised in the Issuer Security and/or any of its subsidiary or associated companies without accounting for any profit resulting therefrom.

      The Note Trustee and the Issuer Security Trustee will not be responsible for any loss, expense or liability which may be suffered as a result of any assets comprised in the Issuer Security, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by clearing organisations or their operators or by intermediaries such as banks, brokers or other similar persons on behalf of the Note Trustee or the Issuer Security Trustee, as applicable.

      Furthermore, the Note Trustee and the Issuer Security Trustee will be relieved of liability for making searches or other inquiries in relation to the assets comprising the Issuer Security. The Note Trustee and the Issuer Security Trustee do not have any responsibility in relation to the legality and the enforceability of the trust arrangements and the related Issuer Security. Neither the Note Trustee nor the Issuer Security Trustee will be obliged to take any action which might result in its incurring personal liabilities. Neither the Note Trustee nor the Issuer Security Trustee is obliged to monitor or investigate the performance of any other person under the Transaction Documents and is entitled to assume, until it has actual knowledge to the contrary, that all such persons are properly performing their duties, unless it receives express notice to the contrary.

      Neither the Note Trustee nor the Issuer Security Trustee will be responsible for any deficiency which may arise because it is liable to tax in respect of the proceeds of any Issuer Security.

13.   Replacement of Notes

      If Individual Note Certificates are lost, stolen, mutilated, defaced or destroyed, the Noteholder can replace them at the Specified Office of any Paying Agent subject to all applicable laws and stock exchange requirements. The Noteholder will be required both to pay the expenses of producing a replacement and to comply with the Issuing Entity's, the Registrar's and the Paying Agent's reasonable requests for evidence and indemnity.

      If a Global Note Certificate is lost, stolen, mutilated, defaced or destroyed, the Issuing Entity will deliver a replacement Global Note Certificate to the registered holder upon receipt of satisfactory evidence and surrender of any defaced or mutilated Global Note Certificate. A replacement will only be made upon payment of the expenses for a replacement and compliance with the Issuing Entity's, Registrar's and Paying Agents' reasonable requests as to evidence and indemnity.

      Defaced or mutilated Note Certificates must be surrendered before replacements will be issued.

14.   Notice to Noteholders

(A)   Publication of Notice

      Any notice to Noteholders shall be validly given if such notice is:

      (i) sent to them by first class mail (or its equivalent) or (if posted to a non-UK address) by airmail at the respective addresses on the Register; and

      (ii)  published in The Financial Times; and

      (iii) for so long as amounts are outstanding on the US Notes, in a daily newspaper of general circulation in New York (which is expected to be The New York Times);

or, if any of such newspapers set out above shall cease to be published or timely publication therein shall not be practicable, in a leading English language daily newspaper having general circulation in the United Kingdom or the United States (as applicable) provided that if, at any time, the Issuing Entity procures that the information concerned in such notice shall be published on the Relevant Screen, publication in the newspapers set out above or such other newspaper or newspapers shall not be required with respect to such information.

(B)   Date of Publication

      Any notices so published shall be deemed to have been given on the fourth day after the date of posting, or as the case may be, on the date of such publication or, if published more than once on different dates, on the first date on which publication shall have been made in the newspaper or newspapers in which (or on the Relevant Screen on which) publication is required.

(C)   Global Note Certificates

      While the Notes are represented by Global Note Certificates, any notice to noteholders will be validly given if such notice is provided in accordance with Condition 14(A) or (at the option of the Issuing Entity) if delivered to DTC (in the case of the US Notes) or Euroclear and/or Clearstream, Luxembourg (in the case of the Reg S Notes). Any notice delivered to the DTC and/or Euroclear and/or Clearstream, Luxembourg will be deemed to be given on the day of delivery.

(D)   Note Trustee's Discretion to Select Alternative Method

      The Note Trustee shall be at liberty to sanction some other method of giving notice to the Noteholders or any Series or Class or category of them if, in its opinion, such other method is reasonable having regard to market practice then prevailing and to the requirements of the stock exchanges on which the Notes are then admitted for trading and provided that notice of such other method is given to the Noteholders in such manner as the Note Trustee shall require.

15.   Further Issues

      The Issuing Entity shall be at liberty from time to time, without the consent of the Noteholders, to create and issue further Notes of a certain Class having terms and conditions the same as the Notes of any Series of the same Class or the same in all respects save for the amount and date of the first payment of interest thereon, issue date and/or purchase price and so that the same shall be consolidated and form a single Series and Class with the outstanding Notes of such Series and Class.

16.   Governing Law and Jurisdiction

      The Transaction Documents and the Notes are governed by English law unless specifically stated to the contrary. Certain provisions in the Transaction Documents relating to property situated in Scotland are governed by Scots law. Unless specifically stated to the contrary:

      (i) the courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Notes and the Transaction Documents; and

      (ii) the Issuing Entity and the other parties to the Transaction Documents irrevocably submit to the non-exclusive jurisdiction of the courts of England.

17.   Contracts (Rights of Third Parties) Act 1999

      No person shall have any right to enforce any term or condition of the Notes under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

18.   Definitions

      Unless otherwise defined in these Conditions or unless the context otherwise requires, in these Conditions the following words shall have the following meanings and any other capitalised terms used in these Conditions shall have the meanings ascribed to them or incorporated in the Issuer Trust Deed or the Issuer Master Definitions Schedule. The provisions of Clause 2 (Interpretation and Construction) of the Issuer Master Definitions Schedule are incorporated into and shall apply to these Conditions.

      "A Loan Tranches" means the Loan Tranches made by the Issuing Entity to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of the Class M Notes of any Series;

      "AA Loan Tranches" means the Loan Tranches made by the Issuing Entity to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of the Class B Notes of any Series;

      "AAA Loan Tranches" means the Loan Tranches made by the Issuing Entity to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of the Class A Notes of any Series;

      "AAA Principal Deficiency Sub-Ledger" means the sub-ledger to the Principal Deficiency Ledger which specifically records any principal in respect of the AAA Loan Tranches;

      "Accrual Yield" means, in respect of any Series and Class of Notes, the yield specified as such for such Notes in the applicable Final Terms;

      "Additional Business Centre" means, in respect of any Series and Class of Notes, each place specified as such for such Notes in the applicable Final Terms;

      "Agents" means the Paying Agents, the Transfer Agent, the Registrar and the Agent Bank;

      "Agent Bank" means Citibank, N.A. in its capacity as agent bank at its Specified Office or such other person for the time being acting as agent bank under the Issuer Paying Agent and Agent Bank Agreement;

      "Authorised Holding" means, in respect of the US Notes, $100,000 and integral multiples of $1,000 in excess thereof or, in relation to a Series and Class of Notes, as otherwise specified in the applicable Final Terms;

      "Authorised Investments" means (i) Sterling gilt-edged investments and
(ii) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) (which may include deposits in any account which earns a rate of interest related to LlBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next following Note Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised institution under the Financial Services and Markets Act 2000) are rated at least "A-1+" by Standard & Poor's, "F1+" by Fitch and "P-1" by Moody's or which are otherwise acceptable to the Rating Agencies (if they are notified in advance) to maintain the then current ratings of the Notes;

      "Base Prospectus" means the base prospectus of the Issuing Entity from time to time, the first being the base prospectus dated 26 August, 2005;

      "Basic Terms Modification" means, in respect of any Series and Class of Notes any modification which would have the effect of:

      (a) reducing or cancelling of the amount payable or, where applicable, modifying, except where such modification is, in the opinion of the Note Trustee, bound to result in an increase, the method of calculating the amount payable or modifying the date of payment or, where applicable, altering the method of calculating the date of payment in respect of any principal or interest in respect of such Notes;

      (b) altering the currency in which payments under such Notes are to be made;

      (c) altering the quorum or majority required to pass an Extraordinary Resolution; or

      (d) altering the priority in which payments are made to the noteholders of such Notes pursuant to any Issuer Priority of Payments (except in a manner determined by the Note Trustee not to be materially prejudicial to the interests of the Noteholders of such Notes);

      "BB Loan Tranche" means the Loan Tranches made by the Issuing Entity to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of the Class D Notes of any Series;

      "BBB Loan Tranches" means the Loan Tranches made by the Issuing Entity to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of the Class C Notes of any Series;

      "Broken Amount" means, in respect of any Series and Class of Notes, the amount specified as such (if any) for such Notes in the applicable Final Terms;

      "Business Day" means a day which is:

      (a) a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in London and any Additional Business Centre specified in the applicable Final Terms; and

      (b) in the case of any sum payable, either (1) in relation to any sum payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the principal financial centre of the country of the relevant Specified Currency (if other than London and any Additional Business Centre) and which if the Specified Currency is Australian dollars or New Zealand dollars shall be Sydney and Auckland, respectively or (2) in relation to any Notes denominated or payable in euro, a day on which the Trans-European Automated RealTime Gross Settlement Express Transfer (TARGET) System (the "TARGET System") is open;

      "Cash Management Agreement" means the cash management agreement dated 26 March, 2001, among, amongst others, the Cash Manager, the Mortgages Trustee, Funding 2 and the Funding 2 Security Trustee;

      "Cash Manager" means Northern Rock or such other person or persons for the time being acting, under the cash management agreement, as agent, inter alia, for the Mortgages Trustee, Funding 2 and (following enforcement of the Funding 2 Security) the Funding 2 Security Trustee for the purposes of, inter alia, managing all cash transactions and maintaining certain ledgers on behalf of the Mortgages Trustee, Funding and (following enforcement of the Funding 2 Security) the Funding 2 Security Trustee;

      "Class" or "class" means, in relation to the Notes or the Noteholders, the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes or the Class D Notes, as the context requires;

      "Class A Noteholders" means the Holders of the Class A Notes;

      "Class A Notes" means Notes of any Series designated as such in the applicable Final Terms;

      "Class B Noteholders" means the Holders of the Class B Notes;

      "Class B Notes" means Notes of any Series designated as such in the applicable Final Terms;

      "Class C Noteholders" means the Holders of the Class C Notes;

      "Class C Notes" means Notes of any Series designated as such in the applicable Final Terms;

      "Class D Noteholders" means the Holders of the Class D Notes;

      "Class D Notes" means Notes of any Series designated as such in the applicable Final Terms;

      "Class M Noteholders" means the Holders of the Class M Notes;

      "Class M Notes" means Notes of any Series designated as such in the applicable Final Terms;

      "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

      "Closing Date" means the date on which the Issuing Entity issues a Series of Notes to the Noteholders;

      "Commercial Business Day" has the meaning indicated in Condition 1(D);

      "Current Seller Share" means the amount of trust property beneficially owned by the Seller from time to time;

      "Designated Account" means the account (which, in the case of a payment in Japanese Yen to a non-resident of Japan, shall be a non-resident account) maintained by a holder with a Designated Bank and identified as such in the Register;

      "Designated Bank" means (in the case of payment in a Specified Currency other than euro) a bank in the principal financial centre of the country of such Specified Currency (which, if the Specified Currency is Australian dollars or New Zealand dollars, shall be Sydney and Auckland, respectively) and (in the case of a payment in euro) any bank which processes payments in euro;

      "Determination Period" means each period from (and including) a Determination Date to (but excluding) the next Determination Date (including, where either the Interest Commencement Date or the applicable final Note Payment Date is not a Determination Date, the period commencing on the first Determination Date prior to, and ending on the first Determination Date falling after, such date);

      "Determination Date" means, in respect of any Series and Class of Notes, the date(s) specified as such for such Notes in the Final Terms;

      "Distribution Date" means the date on which the mortgages trust terminates and the London Business Day determined by the Cash Manager falling no later than 6 business days after each Trust Determination Date;

      "Dollars", "US$", "US Dollars" or "$" means the lawful currency for the time being of the United States of America;

      "EURIBOR" means the Euro-zone inter-bank offered rate;

      "Euro", "euro" or "e" means the currency of the member states of the European Union that adopt the single currency in accordance with the Treaty of Rome of 25 March 1957, establishing the European Community, as amended from time to time;

      "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System;

      "Extraordinary Resolution" means (a) a resolution passed at a meeting of the Noteholders of a particular Class, Series or Series and Class duly convened and held in accordance with the provisions of the Issuer Trust Deed by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or (b) a resolution in writing signed by or on behalf of all the Noteholders of a particular Class, Series or Series and Class, which resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders of such Class, Series or Series and Class (as the case may be);

      "Final Maturity Date" means, in respect of any Series and Class of Notes, the date specified as such for such Notes in the applicable Final Terms;

      "Final Terms" means, in relation to any Series of Notes, the final terms issued in relation to such Series of Notes as a supplement to these Conditions (being, in the case of a Series of Notes issued prior to 1st July, 2005, in the form of a pricing supplement) and giving details of, inter alia, the amount and price of such Series of Notes and which forms a part of the Base Prospectus in relation to such Series of Notes;

      "Fixed Interest Period" or "Interest Period" means, in respect of a Series and Class of Notes, the period from (and including) a Note Payment Date for such Notes (or the Interest Commencement Date) to (but excluding) the next (or first) Note Payment Date for such Notes.

      "Fixed Coupon Amount" means, in respect of any Series and Class of Notes, the amount specified as such (if any) for such Notes in the applicable Final Terms;

      "Funding 2" means Granite Finance Funding 2 Limited;

      "Funding 2 Deed of Charge" means the deed of charge entered into on the Initial Closing Date, as amended and restated from time to time, between, among others, Funding 2, the Funding 2 Security Trustee, the Issuing Entity and the Note Trustee and each deed of accession or supplement entered into in connection therewith;

      "Funding 2 Program Date" or "Funding 2 Programme Date" means 19 January, 2005;

      "Funding 2 Security" means the mortgages, charges, assignments, pledges and other security created by Funding 2 under or pursuant to the Funding 2 Deed of Charge in favour of the Funding 2 Security Trustee for the benefit of the secured creditors of Funding 2 as described under the Funding 2 Deed of Charge;

      "Funding 2 Security Trustee" means The Bank of New York and its successors or any other security trustee under the Funding 2 Deed of Charge);

      "Global Intercompany Loan" means, at any time, the aggregate of all Loan Tranches advanced under the Global Intercompany Loan Agreement;

      "Global Intercompany Loan Agreement" means the loan agreement entered into the Funding 2 Programme Date between, among others, Funding 2, the Issuing Entity and the Funding 2 Security Trustee;

      "Global Note Certificates" means the US Global Note Certificates and the Reg S Global Note Certificates;

      "Holder" has the meaning indicated in Condition 1(B);

      "Individual Note Certificates" means the note certificates representing the Notes while in definitive form;

      "Interest Commencement Date" means, in respect of any Series and Class of Notes, the Closing Date of such Notes or such other date as may be specified as such for such Notes in the applicable Final Terms;

      "Interest Determination Date" means, in respect of any Series and Class of Notes, the date(s) specified as such (if any) for such Notes in the applicable Final Terms;

      "ISDA Definitions" means the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and as amended and updated as at the Closing Date of the first Series of Notes;

      "Issuer Account Bank" means Citibank, N.A., London Branch, situated at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB or such other person for the time being acting as account bank to the Issuing Entity under the Issuer Bank Account Agreement;

      "Issuer Available Principal Receipts" means:

      (a) prior to enforcement of the Issuer Security, for the Issuing Entity in respect of any Monthly Payment Date, an amount calculated by the Issuer Cash Manager on the Distribution Date immediately preceding that Monthly Payment Date equal to the sum:

            (i) of all principal receipts to be repaid by Funding 2 to the Issuing Entity under the Global Intercompany Loan Agreement or that Monthly Payment Date; and

            (ii) in so far as needed to make an Issuer Reserve Principal Payment, any amount available to be drawn under the Issuer Reserve Fund less any amounts to be applied on the relevant Monthly Payment Date in payment of interest or expenses under the Issuer Pre-Enforcement Revenue Priority of Payments, plus any amounts to be credited to the Issuer Reserve Ledger under the Issuer Pre-Enforcement Principal Priority of payments on the relevant Monthly Payment Date.

      (b) following enforcement of the Issuer Security, for the Issuing Entity in respect of any Monthly Payment Date the sum calculated by or on behalf of the Issuer Security Trustee on the Distribution Date immediately preceding such Monthly Payment Date as the amount to be repaid by Funding 2 to the Issuing Entity under the Global Intercompany Loan Agreement during the relevant Interest Period and/or the sum otherwise recovered by the Issuer Security Trustee (or the receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;

      "Issuer Available Revenue Receipts" means for the Issuing Entity in respect of any Monthly Payment Date an amount calculated by the Issuer Cash Manager on the Distribution Date immediately preceding such Monthly Payment Date equal to the sum of:

      (a) interest, fees and any other amount (excluding principal) paid by Funding 2 on the relevant Monthly Payment Date in respect of the Global Intercompany Loan;

      (b) amounts received by the Issuing Entity under or in accordance with the Issuer Swap Agreements (excluding Swap Collateral standing to the credit of the Issuer Swap Collateral Accounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Issuing Entity in the purchase of one or more replacement hedge transactions) received by the Issuing Entity under the Issuer Swap Agreements;

      (c) interest payable on the Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Issuer Bank Accounts in each case which has been or will be received on or before the relevant Monthly Payment Date; and

      (d) the amounts available to be drawn under the Issuer Reserve Fund, subject to any limits or conditions or the purposes for which the Issuer Reserve Funding may be utilised;

      "Issuer Bank Accounts" means the Issuer Transaction Account and also includes any additional or replacement bank account opened in the name of the Issuing Entity from time to time with the prior written consent of the Issuer Security Trustee and the Rating Agencies;

      "Issuer Bank Account Agreement" means the bank account agreement entered into on the Funding 2 Programme Date between the Issuing Entity, the Issuer Cash Manager, the Issuer Account Bank and the Issuer Security Trustee;

      "Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Funding 2 Programme Date among the Issuer Cash Manager, the Issuing Entity and the Issuer Security Trustee;

      "Issuer Corporate Services Agreement" means the corporate services agreement entered into on the Funding 2 Programme Date between, among others, the Issuer Corporate Services Provider, Holdings, the Post Enforcement Call Option Holder and the Issuing Entity, for the provision by the Issuer Corporate Services Provider of certain corporate services;

      "Issuer Corporate Services Provider" means Law Debenture Corporate Services Limited or such other person for the time being acting as corporate services provider to the Issuing Entity under the Issuer Corporate Services Agreement;

      "Issuer Deed of Charge" means the deed of charge entered into on the Funding 2 Program Date, as amended and restated from time to time, between, among others, the Issuing Entity and the Issuer Security Trustee and each deed of accession or supplement entered into in connection therewith;

      "Issuer Enforcement Notice" has the meaning indicated in Condition 10(A);

      "Issuer Master Definitions Schedule" means the master definitions schedule in connection with the Issuing Entity dated on the Funding 2 Program Date setting out, among other things, definitions which apply to certain Transaction Documents;

      "Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement entered into on the Funding 2 Program Date between the Issuing Entity, the Principal Paying Agent, the Paying Agents, the Transfer Agent, the Registrar, the Agent Bank, the Issuer Security Trustee and the Note Trustee;

      "Issuer Post-Enforcement Call Option Agreement" means the post enforcement call option agreement entered into on the Funding 2 Program Date between the Issuing Entity, the Post Enforcement Call Option Holder and the Note Trustee;

      "Issuer Post-Enforcement Priority of Payments" means the provisions and the order of priority of payments in which all Issuer Available Revenue Receipts, Issuer Available Principal Receipts and all other monies, income, receipts and recoveries received by or on behalf of the Issuing Entity or the Issuer Security Trustee or any receiver of the Issuing Entity and the proceeds of enforcement of the Issuer Security are to be applied following an enforcement of the Issuer Security as set out in a schedule to the Issuer Deed of Charge, as the same may be amended, varied or superseded from time to time in accordance with the terms of the Issuer Deed of Charge;

      "Issuer Pre-Enforcement Principal Priority of Payments" means the provisions and the order of priority of payments in which the Issuer Available Principal Receipts will be applied until enforcement of the Issuer Security as set out in a schedule to the Issuer Cash Management Agreement;

      "Issuer Pre-Enforcement Revenue Priority of Payments" means the provisions and the order of priority of payments in which the Issuer Available Revenue Receipts will be applied until enforcement of the Issuer Security and as set out in a schedule to the Issuer Cash Management Agreement;

      "Issuer Secured Creditors" means the Issuer Security Trustee (and any receiver appointed under the Issuer Deed of Charge), the Note Trustee, the Issuer Swap Providers, any Start-Up Loan Provider, the Issuer Corporate Services Provider, the Issuer Account Bank, the Issuer Cash Manager, the Paying Agents, the Agent Bank, the Transfer Agent, the Registrar and the Noteholders and any new Issuer Secured Creditor who accedes to the Issuer Deed of Charge from time to time under a Deed of Accession or a supplemental deed;

      "Issuer Security" means the security created by the Issuing Entity pursuant to the Issuer Deed of Charge;

      "Issuer Security Trustee" means The Bank of New York and its successors or any further or other security trustee under the Issuer Deed of Charge, as trustee for the Issuer Secured Creditors;

      "Issuer Swap Agreements" means the ISDA master agreements, schedules thereto and confirmations thereunder relating to the currency and/or interest rate swaps to be entered into on each Closing Date, and any credit support annexes or other credit support documents entered into at any time, as amended from time to time, among the Issuing Entity and the applicable Issuer Swap Provider and/or any credit support provider and includes any additional and/or replacement Issuer Swap Agreement entered into by the Issuing Entity from time to time in connection with the Notes;

      "Issuer Swap Collateral" means any asset (including, without limitation, cash and/or securities) paid or transferred to the Issuing Entity by an Issuer Swap Provider in accordance with the terms of the relevant Issuer Swap Agreement as collateral to secure the performance of that Issuer Swap Provider's obligations under the relevant Issuer Swap Agreement together with any income or distributions received in respect of such asset (if the Issuing Entity is entitled to retain the same) and any equivalent of or replacement of such asset into which such asset is transformed;

      "Issuer Swap Collateral Accounts" means the Issuer Swap Collateral Cash Account and the Issuer Swap Collateral Securities Account;

      "Issuer Swap Collateral Ancillary Document" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Issuer Swap Agreements, the Issuer Cash Management Agreement and the Issuer Deed of Charge) as may be entered into by the Issuing Entity from time to time in connection with the Issuer Swap Collateral;

      "Issuer Swap Collateral Cash Account" means an account opened in the name of the Issuing Entity for the purpose of holding Swap Collateral in cash and maintained in accordance with the terms of the Issuer Cash Management Agreement;

      "Issuer Swap Collateral Securities Account" means a securities account opened in the name of the Issuing Entity for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Issuer Cash Management Agreement;

      "Issuer Swap Providers" means the institutions identified in respect of each Issuer Swap Agreement in the Final Terms related to the relevant Series and Class of Notes;

      "Issuer Transaction Account" means the day to day bank accounts of the Issuing Entity, held with the Issuer Account Bank as at the Funding 2 Program Date or that may be opened, with the prior approval of the Issuer Security Trustee, after the Closing Date;

      "Issuer Trust Deed" means the trust deed entered into on the Funding 2 Program Date as amended and restated from time to time between the Issuing Entity and the Note Trustee, and each supplemental deed entered into in connection therewith;

      "Issuing Entity" means Granite Master Issuer plc;

      "LIBOR" means the London inter-bank offered rate;

      "Listed Notes" means each Series and Class of Notes which is admitted to the official list maintained by the UK Listing Authority and admitted to trading on the London Stock Exchange's Gilt Edged and Fixed Interest Market;

      "Loan Payment Date" means, in respect of a Loan Tranche, the Monthly Payment Date(s) specified in the Loan Tranche Supplement for the payment of interest and/or principal subject to the terms of the Global Intercompany Loan Agreement;

      "Loan Tranches" means the AAA Loan Tranches, the AA Loan Tranches, the A Loan Tranches, the BBB Loan Tranches and the BB Loan Tranches, being the advances made by the Issuing Entity to Funding 2, pursuant to the Global Intercompany Loan Agreement, each being funded from proceeds received by the Issuing Entity from the issue of a Series and Class of Notes;

      "London Business Day" means a day (other than a Saturday or Sunday or public holiday) on which banks are generally open for business in London;

      "Margin" means, in respect of any Series and Class of Notes, the amount specified as such for such Notes in the applicable Final Terms;

      "Maximum Rate of Interest" means, in respect of any Series and Class of Notes, the rate of interest specified as such for such Notes in the applicable Final Terms;

      "Minimum Rate of Interest" means, in respect of any Series and Class of Notes, the rate of interest specified as such for such Notes in the applicable Final Terms;

      "Minimum Seller Share" means an amount included in the Seller Share which is calculated in accordance with the Mortgages Trust Deed;

      "Monthly Payment Date" means, in respect of the Issuing Entity (and each Series and Class of Notes) and Funding 2 (and each Loan Tranche), the date falling on the 20th day of each calendar month, subject to the appropriate Business Day Convention, if any, specified (in relation to a Series and Class of Notes) in the applicable Final Terms or (in relation to a Loan Tranche) in the applicable Loan Tranche Supplement;

      "Mortgages Trust" means the trust of the trust property held by the Mortgages Trustee under the Mortgages Trust Deed;

      "New Basel Capital Accord" means the document "International Convergence of Capital Measurement and Capital Standards: a revised Framework" published in June 2004 by the Basel Committee;

      "New York Business Day" means a day (other than a Saturday, Sunday or a public holiday) on which banks are generally open for business in the City of New York;

      "Note Certificates" means any Global Note Certificates or Individual Note Certificates;

      "Note Determination Date" means the Distribution Date immediately preceding each Payment Date;

      "Note Event of Default" means the occurrence of an event of default by the Issuing Entity as specified in Condition 9;

      "Note Payment Date" means, in respect of a Series and Class of Notes, the Monthly Payment Date(s) specified in the Final Terms for payment of interest and/or principal, subject to the terms and conditions of the Notes;

      "Note Principal Payment" has the meaning indicated in Condition 5(C);

      "Note Trustee" means The Bank of New York and its successors or any further or other note trustee under the Issuer Trust Deed, as trustee for the Noteholders;

      "Noteholders" means the Holders for the time being of the Notes;

      "Pass-Through Trigger Event" means any of the following events:

      (a)   a Trigger Event;

      (b) the service of an Issuer Enforcement Notice by the Note Trustee on the Issuing Entity; or

      (c) the service of a Funding 2 Intercompany Loan Enforcement Notice by the Funding 2 Security Trustee on Funding 2;

      "Paying Agents" means the Principal Paying Agent and the US Paying Agent, together with any further or other paying agents for the time being appointed under the Issuer Paying Agent and Agent Bank Agreement;

      "Payment Business Day" means a day which is:

      (a) a day on which a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in:

            (i)   the relevant place of presentation;

            (ii)  London; and

            (iii) any Additional Financial Centre specified in the applicable
                  Final Terms; and

      (b) either (1) in relation to any sum payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the principal financial centre of the country of the relevant Specified Currency (if other than London and any Additional Business Centre) and which if the Specified Currency is Australian dollars or New Zealand dollars shall be Sydney and Auckland, respectively or (2) in relation to any Notes denominated or payable in euro, a day on which the Trans-European Automated RealTime Gross Settlement Express Transfer (TARGET) System is open; and

      (c) in the case of any payment in respect of a Global Note Certificate denominated in a Specified Currency other than US dollars and registered in the name of DTC or its nominee and in respect of which an accountholder of DTC (with an interest in such Global Note) has elected to receive any part of such payment in US dollar, a day on which commercial banks are not authorised or required by law or regulation to be closed in New York;

      "Post Enforcement Call Option Holder" means GPCH Limited;

      "Principal Amount Outstanding" has the meaning indicated in Condition
5(C);

      "Principal Paying Agent" means Citibank, N.A., London Branch, Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB in its capacity as principal paying agent at its Specified Office or such other person for the time being acting as principal paying agent under the Issuer Paying Agent and Agent Bank Agreement;

      "Rate of Interest" and "Rates of Interest" means, in respect of any Series and Class of Notes, the rate or rates (expressed as a percentage per annum) on interest payable in respect of such Notes specified in the applicable Final Terms or calculated and determined in accordance with the applicable Final Terms;

      "Rating Agencies" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.;

      "Reference Price" means, in respect of any Series and Class of Notes, the price specified as such for such Notes in the applicable Final Terms;

      "Reference Rate" means, in respect of any Series and Class of Notes, the rate specified as such for such Notes in the applicable Final Terms;

      "Reg S" means Regulation S under the United States Securities Act of 1933, as amended;

      "Reg S Notes" means each Series and Class of Listed Notes that are not US Notes;

      "Reg S Global Note Certificates" means the note certificates representing the Reg S Notes while in global form;

      "Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

      "Registrar" means Citibank, N.A. in its capacity as registrar at its Specified Office or such other person for the time being acting as registrar under the Issuer Paying Agent and Agent Bank Agreement;

      "Relevant Screen" means a page of the Reuters service or Bloomberg service, or any other medium for electronic display of data as may be previously approved in writing by the Note Trustee and has been notified to Noteholders in the manner set out in Condition 14;

      "Relevant Screen Page" means, in respect of any Series and Class of Notes, the screen page specified as such for such Notes in the applicable Final Terms;

      "Security Interest" means any mortgage or sub-mortgage, standard security, charge or sub-charge (whether legal or equitable), encumbrance, pledge, lien, hypothecation, assignment by way of security or other security interest or title retention arrangement and any agreement, trust or arrangement having substantially the same economic or financial effect as any of the foregoing (other than a lien arising in the ordinary course of business or by operation of law);

      "Seller Share" means the Current Seller Share of the trust property calculated as set forth in the Mortgages Trust Deed;

      "Seller Share Event" means an event that will occur if, on a Distribution Date, (i) the result of the calculation of the Current Seller Share on that Distribution Date would be equal to or less than the Minimum Seller Share for such Distribution Date (determined using the amounts of the Current Seller Share and Minimum Seller Share that would exist after making the distributions of mortgages trustee principal receipts due on that Distribution Date on the basis that the Cash Manager assumes that those mortgages trustee principal receipts are distributed in the manner described in the Mortgages Trust Deed, and (ii) a Seller Share Event has not occurred on the immediately preceding Distribution Date;

      "Seller Share Event Distribution Date" means a Distribution Date on which a Seller Share Event occurs;

      "Series" means, subject to Condition 15, in relation to the Notes, all Notes (of any Class) issued on a given day;

      "Series and Class" means, a particular Class of Notes of a given Series or, where such Class of such Series comprises more than one sub-class, "Series and Class" means a particular sub-class of such Class;

      "Specified Currency" means, in respect of any Series and Class of Notes, the currency or currencies specified as such for such Notes in the applicable Final Terms;

      "Specified Currency Exchange Rate" means, in relation to a Series and Class of Notes, the exchange rate specified in the Issuer Swap Agreement relating to such Series and Class of Notes or, if the Issuer Swap Agreement has been terminated, the applicable spot rate;

      "Specified Date" has the meaning indicated in Condition 11(F);

      "Specified Denomination" means, in respect of any Series and Class of Notes, the denomination specified as such for such Notes in the applicable Final Terms which shall, in respect of Notes issued on or after 1 July 2005, be e50,000 or more (or its equivalent in any other currency at the date of issue of such Notes);

      "Specified Office" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Issuing Entity and the Note Trustee pursuant to the Issuer Paying Agent and Agency Bank Agreement;

      "Specified Period" means, in respect of any Series and Class of Notes, the period expressed as the Specified Period for such Notes in the applicable Final Terms;

      "Sterling", "Pounds Sterling" or "(pound)" means the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland;

      "Sterling Notes" means each Series and Class of Notes denominated in Sterling;

      "sub-unit" means, with respect to any currency other than Sterling, the lowest amount of such currency that is available as legal tender in the country of such currency and, with respect to Sterling, one pence;

      "Transaction Documents" means the Issuer Corporate Services Agreement, the Global Intercompany Loan Agreement, the Funding 2 Deed of Charge, the Issuer Bank Account Agreement, the Issuer Deed of Charge, the Issuer Trust Deed, the Issuer Paying Agent and Agent Bank Agreement, the Issuer Cash Management Agreement, the Issuer Post-Enforcement Call Option Agreement, the Issuer Swap Agreements, any Issuer Swap Collateral Ancillary Document, the Issuer Master Definitions Schedule, the Mortgages Trustee Guaranteed Investment Contract, the Funding 2 Guaranteed Investment Contract and such other related documents which are referred to in the terms of the above documents;

      "Transfer Agent" means Citibank, N.A. in its capacity as transfer agent at its Specified Office or such other person for the time being acting as transfer agent under the Issuer Paying Agent and Agent Bank Agreement;

      "Trust Determination Date" means the first day (or, if not a London Business Day, the next succeeding London Business Day) of each calendar month;

      "UK Listing Authority" means the Financial Services Authority in its capacity as competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000, as amended;

      "US Global Note Certificates" means the note certificates representing the US Notes while in global form;

      "US Notes" means each Series and Class of Listed Notes which is registered with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended;

      "US Prospectus" means, in relation to the US Notes, the US Prospectus of the Issuer from time to time, the first being the US Prospectus dated 21 January 2005;

      "US Prospectus Supplement" means, in relation to any Series of US Notes, the prospectus supplement issued in relation to such Series of US Notes as a supplement to the US Prospectus and giving details of such Series of US Notes; and

      "US Paying Agent" means Citibank, N.A., acting in its capacity as US paying agent through its New York office or such other person for the time being acting as US paying agent under the Issuer Paying Agent and Agent Bank Agreement.